EXHIBIT 10.9

OPTION AGREEMENT

This Option Agreement (“Option”) is entered into as of June 6, 2013 (the “Effective Date”) by BioTime, Inc., a California corporation (the "Company"), and ALB Private Investments LLC (the “Purchaser”) in connection that certain Stock and Warrant Purchase Agreement, dated June 3, 2013, between the Company and Purchaser (the “Securities Purchase Agreement”).

1.             GRANT OF OPTION.

(a)          Option.  The Company hereby grants to Purchaser the option (the “Option”), in lieu of exercising some or all of the Warrants to purchase shares of common stock of the Company issued to the Purchaser pursuant to the Securities Purchase Agreement dated as of even date herewith (the “Warrants” and the certificate representing such Warrants, the "Warrant Certificate"), to cancel each such unexercised Warrant and purchase from the Company, at the Exercise Price (as defined below) then in effect, one (1) share of Common Stock of LifeMap Sciences, Inc. (“LifeMap”) owned by BioTime, subject to adjustment as provided herein (the “LifeMap Shares”), free of any liens and charges and preemptive or similar rights.  The Option shall expire if not exercised on or before the earlier to occur of (a) 5:00 p.m. New York time on June 5, 2016 and (b) the date on which all of the Warrants (as defined below) shall have been exercised in full, or sold or transferred otherwise than in a sale or transfer described in Section 4(a) (the “Expiration Date”).

(b)          Minimum Exercise.  This Option may be exercised by Purchaser in whole or in part; provided, however, that any partial exercise of this Option shall not be for less than the lower of (i) 10,000 LifeMap Shares and (ii) all of the remaining LifeMap Shares that are issuable as of the applicable date of determination upon the exercise of the Option held by the Purchaser pursuant to the terms hereof.

2.             EXERCISE OF OPTION

(a)          Mechanics of Exercise.  Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(b) and Section 4), this Option may be exercised by the Purchaser at any time or times on or after the Effective Date, in whole or in part, subject to Section 1(b), by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), duly completed and executed by Purchaser, stating Purchaser's election to exercise this Option, the number of Warrants being cancelled upon exercise of this Option and the number of LifeMap Shares being purchased, and (ii) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of LifeMap Shares purchasable upon cancellation of one Warrant multiplied by the number of Warrants being cancelled (the "Aggregate Option Exercise Price") by wire transfer of immediately available funds, or, if the provisions of Section 2(d) are applicable, (B) by notifying the Company that the Option is being exercised pursuant to a Cashless Exercise (as defined in Section 2(d)).  The Holder shall not be required to deliver the original Warrant Certificate in order to effect an exercise hereunder.  However, once the Option has been exercised in full, following the final exercise thereof, the Holder shall promptly return the original Warrant Certificate to the Company for cancellation.  Execution and delivery of the Exercise Notice with respect to less than all of the Option shall have the same effect as cancellation of the original Warrant Certificate and issuance of a new Warrant Certificate evidencing the remaining number of Warrants (after deduction of the number of Warrants cancelled in connection with the exercise of the Option).  On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Notice to the Purchaser and the transfer agent of the LifeMap Shares (the "Transfer Agent"), if any.  On or before the third (3rd) Trading Day following the date on which the Company has received the Exercise Notice, so long as the Purchaser delivers Aggregate Option Exercise Price (or, if applicable, notice of a Cashless Exercise) on or prior to the second (2nd) Trading Day following the date on which the Company has received the Exercise Notice (the "Share Delivery Date") (provided that if the Aggregate Option Exercise Price has not been delivered by such date, the Share Delivery Date shall be one (1) Trading Day after the Aggregate Option Exercise Price is delivered), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, credit such aggregate number of LifeMap Shares to which the Purchaser is entitled pursuant to such exercise to the Purchaser's or its designee's balance account with DTC through its Deposit / Withdrawal At Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, or if there is no Transfer Agent, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in LifeMap's share in the name of the Purchaser or its designee, for the number of LifeMap Shares to which the Purchaser is entitled pursuant to such exercise.  The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the transfer of LifeMap Shares to the Purchaser via DTC, if any.  No fractional LifeMap Shares are to be issued upon the exercise of this Option, but rather the number of LifeMap Shares to be issued shall be rounded down to the nearest whole number and the Company shall refund in cash to Purchaser the portion of the Exercise Price allocable to the fraction of a LifeMap Share not issued.  The Company shall pay any and all taxes which may be payable with respect to the transfer of LifeMap Shares to the Purchaser upon exercise of this Option.

(b)          Exercise Price.  "Exercise Price" means the price payable for the purchase of each LifeMap Share upon cancellation of a Warrant in connection with exercise of this Option, which shall initially be $4.00, and shall be subject to adjustment as provided herein.

(c)          Reissue of Warrant Certificate.  Upon the exercise of this Option in part, and provided that Purchaser shall have delivered the Warrant Certificate(s) to the Company as permitted under Section 2(a), to the extent that Purchaser continues to hold any unexercised Warrants, the Company shall issue to Purchaser a replacement Warrant Certificate for the number of Warrants that remain unexercised after taking into account the partial exercise of the Option.

(d)         Cashless Exercise.  Notwithstanding anything contained herein to the contrary, if the Common Stock is then traded on an Eligible Market and a registration statement under the 1933 Act permitting the resale of the LifeMap Shares is not in effect under the 1933 Act, the Purchaser may, in its sole discretion, exercise this Option in whole or in part by electing in lieu of paying the Aggregate Option Exercise Price in cash, to receive upon such exercise the "Net Number" of LifeMap Shares determined according to the following formula (a "Cashless Exercise"):

Net Number = (A x B) - (A x C)
B

For purposes of the foregoing formula:

A= the total number of LifeMap Shares with respect to which this Option is then being exercised as stated in the Exercise Notice.

B= the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect at the time of such exercise.

In such event, a number of Warrants equal to the Warrants that would be cancelled if such exercise was effected by paying the Exercise Price in cash shall be cancelled, and the number of Warrants remaining for exercise by Purchaser shall be reduced by the number of Warrants so cancelled, and execution and delivery of the Exercise Notice with respect to less than all of the LifeMap Shares purchasable pursuant to this Option shall have the same effect as cancellation of the original Warrant Certificate and issuance of a new Warrant Certificate evidencing the remaining number of Warrants (after deduction of the number of Warrants cancelled in connection with the exercise of the Option).

(e)          Company's Failure to Timely Deliver Securities.  If the Company shall fail for any reason or for no reason to transfer to the Purchaser, or cause LifeMap to issue, on or prior to the Share Delivery Date, a certificate for the number of LifeMap Shares to which the Purchaser is entitled and cause such LifeMap Shares to be registered on LifeMap's share register or to credit the Purchaser's balance account with DTC for such number of LifeMap Shares to which the Purchaser is entitled upon the Purchaser's exercise of this Option , as applicable, then, in addition to all other remedies available to the Purchaser, the Company (X) shall pay in cash to the Purchaser on each day after such third (3rd) Trading Day that the transfer of such LifeMap Shares is not timely effected an amount equal to 1.5% of the product of (A) the sum of the number of LifeMap Shares not transferred to the Purchaser on a timely basis and to which the Purchaser is entitled and (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have transferred such LifeMap Shares to the Purchaser without violating Section 2(a), or if the LifeMap Shares are then not traded on an Eligible Market, the Exercise Price, and (Y) the Purchaser, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any Warrants cancelled in connection with such voided exercise; provided that the voiding of an exercise shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 2(e) or otherwise.  In addition to the foregoing, if on or prior to the Share Delivery Date, the Company shall fail to transfer, or cause LifeMap to issue, a certificate to the Purchaser and cause the registration of such LifeMap Shares on LifeMap's share register or credit the Purchaser's balance account with DTC for the number of shares of Common Stock to which the Purchaser is entitled upon the Purchaser's exercise hereunder or pursuant to the Company's obligation pursuant to clause (ii) below, as applicable, and if on or after such Trading Day the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of shares of Common Stock issuable upon such exercise that the Purchaser anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Purchaser's request and in the Purchaser's discretion, either (i) pay cash to the Purchaser in an amount equal to the Purchaser's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to transfer LifeMap Shares) or credit such Purchaser's balance account with DTC for such LifeMap Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Purchaser a certificate or certificates representing such shares of Common Stock or credit such Purchaser's balance account with DTC and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.  Nothing shall limit the Purchaser's right to pursue a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing LifeMap Shares (or to electronically deliver such LifeMap Shares) upon the exercise of this Option as required pursuant to the terms hereof.

(f)          Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the LifeMap Shares, the Company shall promptly transfer to the Purchaser the number of LifeMap Shares that are not disputed and resolve such dispute in accordance with Section 12.

3.             ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF LIFEMAP SHARES.  The Exercise Price and the number of LifeMap Shares purchasable hereunder shall be adjusted from time to time as follows:

(a)          Prorata Adjustments.  If LifeMap, at any time after the Effective Date, shall (A) pay a dividend in Common Stock or make a distribution in Common Stock, (B) subdivide its outstanding Common Stock, (C) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (D) reclassify or change (including a change to the right to receive, or a change into, as the case may be (other than with respect to a merger or consolidation pursuant to the exercise of appraisal rights), shares of stock, other securities, property, cash or any combination thereof) its Common Stock (including any such reclassification or change in connection with a consolidation or merger in which LifeMap is the surviving corporation), the number of LifeMap Shares purchasable hereunder upon cancellation of each Warrant in connection with the exercise of this Option immediately prior thereto shall be adjusted so that the Purchaser shall be entitled to receive from the Company the kind and number of shares of Common Stock or other securities of LifeMap or other property which the Purchaser would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been cancelled in connection with the exercise of this Option immediately prior to the happening of such event or any record date with respect thereto.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)          Options, Warrants and Rights.  If LifeMap at any time after the Effective Date, shall issue rights, options or warrants to all holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase Common Stock at a price per share which is lower at the record date mentioned below than the then Current Market Price (as defined in paragraph (d) below) per share of the Common Stock, the number of LifeMap Shares thereafter purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be determined by multiplying the number of LifeMap Shares theretofore purchasable upon cancellation of each Warrant in connection with the exercise of this Option by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase in connection with such rights, options or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate exercise price of the total number of shares of Common Stock issuable upon exercise of such rights, options or warrants would purchase at the Current Market Price per share of the Common Stock (as determined pursuant to paragraph (d) below) at such record date.  Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants

(c)          Distribution of Indebtedness or Assets.  If LifeMap at any time after the Effective Date, shall distribute to all holders of its Common Stock (including any distribution made in connection with a merger in which LifeMap is the surviving corporation) evidences of its indebtedness or assets (excluding cash, dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of LifeMap Shares thereafter purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be determined by multiplying the number of LifeMap Shares theretofore purchasable upon cancellation of each Warrant in connection with the exercise of this Option by a fraction, of which the numerator shall be the then Current Market Price per share of Common Stock (as determined pursuant to paragraph (d) below) on the date of such distribution, and of which the denominator shall be the then Current Market Price per share of Common Stock, less the then fair value (as determined in good faith by the Board of Directors of the Company whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one LifeMap Share.  Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

(d)          Current Market Price.  For the purpose of any computation under paragraphs (b) and (c) of this Section, the "Current Market Price" per share of Common Stock at any date shall be the average of the daily Closing Sale Prices for the 20 consecutive Trading Days ending one Trading Day prior to the date of such computation.  If the Current Market Price of the Common Stock cannot be so determined, the Board of Directors of the Company shall reasonably determine in good faith the Current Market Price on the basis of such quotations or other sales information as is available.

(e)          Minimum Adjustment.  No adjustment pursuant to paragraphs (b) and (c) of this Section 3 in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of LifeMap Shares purchasable upon cancellation of such Warrant; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in the determination of any subsequent adjustment.  All calculations shall be made with respect to the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option, to the nearest tenth of a share and with respect to the Exercise Price payable hereunder, to the nearest whole cent.

(f)          Adjustment of Exercise Price.  Whenever the number of LifeMap Shares purchasable upon the exercise of this Option is adjusted, as herein provided, the Exercise Price payable upon exercise of this Option shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of LifeMap Shares purchasable upon the exercise of this Option immediately prior to such adjustment, and of which the denominator shall be the number of LifeMap Shares purchasable immediately thereafter.

(g)          Distribution in Lieu of Adjustment.  No adjustment in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option need be made under paragraphs (b) and (c) of this Section 3 if the Company delivers to the Purchaser the rights options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which the Purchaser would have been entitled to receive had this Option been exercised in full prior to the happening of such event or the record date with respect thereto.  No adjustment need be made for a change in the par value of the LifeMap Shares.

(h)          Notice of Adjustment.  Whenever the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option or the Exercise Price of such LifeMap Shares is adjusted, as herein provided, the Company shall promptly, in any event within ten (10) days send to the Purchaser notice of such adjustment or adjustments.  Such notice shall set forth the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option and the Exercise Price of such LifeMap Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

(i)           No Adjustment for Dividends.  Except as provided in this Section 3, no adjustment in respect of any dividends shall be made during the term of this Option or upon the exercise of this Option.

(j)           Readjustment of Number of LifeMap Shares and Exercise Price; Certain Limitations.   If an adjustment of the number of LifeMap Shares purchasable upon cancellation of each Warrant or the Exercise Price has been made as a result of the issuance of rights, options or warrants as provided in paragraph (b), or rights, options or warrants or convertible or exchangeable securities as provided in paragraph (c), of this Section 3, upon the expiration of any such rights, options, or warrants, or conversion or exchange privileges under convertible or exchangeable securities, without exercise thereof, the Exercise Price and the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants, or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by LifeMap upon such exercise plus the aggregate consideration, if any, actually received by LifeMap for the issuance, sale or grant of all such rights, options, warrants, or conversion or exchange rights whether or not exercised.  Except as provided in this paragraph, no reduction in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option or increase in the Exercise Price shall be made as a result of the issuance or distribution of rights, options or warrants, or convertible or exchangeable securities as described in paragraphs (b) or (c) of this Section 3.

4.             RESTRICTIONS ON TRANSFER.

(a)          Transfer.  This Option is personal to the Purchaser and may not be sold, transferred or assigned, except (i) to a successor in interest of the Purchaser as a result of any consolidation of the Purchaser with or merger of the Purchaser into another Person, (ii) to another Purchaser (as defined in the Securities Purchase Agreement) or (iii) to another Person as part of a sale of all or substantially all the property of the Purchaser to such other Person.

(b)          Restrictions on Transfer of LifeMap Shares.

(i)    Any LifeMap Shares purchased by Purchaser upon the exercise of this Option, may not be sold, pledged, hypothecated, transferred or assigned, in whole or in part, unless (A) a registration statement under the 1933 Act and under any applicable state securities laws is effective therefor or (B) an exemption from such registration is then available and an opinion of counsel, reasonably acceptable to LifeMap and the Transfer Agent, if any, has been rendered stating that such sale, pledge, hypothecation, transfer or assignment will not violate the 1933 Act. Notwithstanding anything to the contrary contained herein (x) the LifeMap Shares may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the securities and no legal opinion shall be required therefor and (y) no representation, warranty, covenant or opinion shall be required for the sale, pledge, hypothecation, transfer or assignment of any LifeMap Shares if a registration statement with respect to the resale of such LifeMap Shares is effective at the time of any such sale, pledge, hypothecation, transfer or assignment.

(ii)    As a condition precedent to the registration of transfer of any certificates representing LifeMap Shares upon the exercise of this Option or transfer of LifeMap Shares, the Company and LifeMap shall be entitled to obtain a letter or other instrument from the Purchaser containing such covenants, representations or warranties by such Purchaser similar to those contained in this Section 4 as reasonably deemed necessary by the Company or LifeMap to effect compliance by the Company or LifeMap with the requirements of the 1933 Act and any other applicable federal and/or state securities laws.

(iii)    Any sale, pledge, hypothecation, transfer, or assignment of this Option or LifeMap Shares in violation of the foregoing restrictions shall be deemed null and void and of no binding effect.

(iv)    The Company will, and will request that LifeMap will, issue instructions to any Transfer Agent and registrar of the Common Stock to refuse to register the transfer of any LifeMap Shares not made pursuant to registration under the 1933 Act and applicable state securities laws, or pursuant to an available exemption from registration under the 1933 Act and applicable state securities laws.

(v)   The LifeMap Shares shall bear an appropriate legend, conspicuously disclosing the restrictions on transfer, under this Section 4, until the same are registered for sale under the 1933 Act or are transferred in a transaction exempt from registration under the 1933 Act entitling the transferee to receive securities that are not deemed to be “restricted securities” as such term is defined in Rule 144 under the 1933 Act.  The Company agrees that upon the sale of LifeMap Shares pursuant to a registration statement or an exemption entitling the transferee to receive securities that are not deemed to be “restricted securities,” or at such time as registration under the 1933 Act shall no longer be required, upon the presentation of the certificates containing such a legend to the transfer agent or warrant agent, if any, it will request removal of such legend; provided, that unless the request for removal of the legend is in connection with a sale registered under the 1933 Act, the Purchaser shall have provided an opinion of counsel, acceptable to the Company and the Transfer Agent to the effect that such legend may be removed in compliance with the 1933 Act.

(c)          Investment Representations.  Each Purchaser makes the following representations, severally and not jointly and severally, in connection with its acquisition of this Option and any LifeMap Shares upon the exercise of this Option:

(i)    Purchaser has made such investigation of LifeMap as Purchaser deemed appropriate for determining to acquire (and thereby make an investment in) this Option and LifeMap Shares, and in making such investigation Purchaser has had access to such financial and other information concerning LifeMap as Purchaser requested.  Purchaser is relying on the information communicated to Purchaser in writing by LifeMap or the Company.  Purchaser has not relied on any statement or representations inconsistent with those communicated to Purchaser in writing by LifeMap or the Company. Purchaser has had a reasonable opportunity to ask questions of and receive answers from the executive officers of LifeMap and the Company concerning LifeMap, and to obtain additional information, to the extent possessed or obtainable by LifeMap or the Company without unreasonable effort or expense, necessary to verify the information communicated or provided to Purchaser.  All such questions have been answered to Purchaser’s satisfaction.

(ii)    Purchaser is acquiring this Option and upon exercise of this Option will purchase LifeMap Shares solely for Purchaser's own account, and Purchaser has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the LifeMap Shares or this Option; provided, that this representation and warranty shall not prohibit Purchaser from selling LifeMap Shares in the ordinary course of business pursuant to a registration statement under the 1933 Act or otherwise in compliance with the 1933 Act and applicable state securities or “blue sky” laws.

(iii)    Purchaser is an “accredited investor” as defined in Rule 501 under the 1933 Act.

(iv)    Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in this Option and LifeMap Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in this Option and LifeMap Shares and, at the present time, is able to afford a complete loss of such investment.

5.             REGISTRATION RIGHTS.  The Company hereby covenants and agrees that in the event the Company receives any registration rights from LifeMap in respect of any shares of Common Stock owned by the Company, simultaneously with the exercise of any such registration rights at any time that this Option remains exercisable in whole or in part, the Company shall cause LifeMap to register all of the LifeMap Shares issuable to the Purchaser as of the applicable date of determination pursuant to the terms of this Option. The Company acknowledges and agrees that prior to excluding any LifeMap Shares from any registration statement, it shall first exclude all other shares of Common Stock owned by the Company other than any shares of Common Stock that are subject to an option provided to another Purchaser (as defined in the Securities Purchase Agreement) which shall be subject to exclusion on a pro rata basis with all other Purchasers (as defined in the Securities Purchase Agreement).  The Company shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, including, without limitation, any assignment of any registration rights with respect to the Common Stock purchasable pursuant to this Option granted to the Company under any registration rights agreement by LifeMap and the Company or under any registration statement, as Purchaser may reasonably request in order to carry out the intent and accomplish the purposes of this Section 5.

6.             NONCIRCUMVENTION.  The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, and will at all times in good faith carry out all the provisions of this Option and take all action as may be required to protect the rights of the Purchaser.  Without limiting the generality of the foregoing, the Company shall continue to hold a sufficient number of LifeMap Shares to permit Purchaser to exercise this Option in full. The Company will, and will request that LifeMap will, issue instructions to any Transfer Agent and registrar of the Common Stock to refuse to register the transfer of any LifeMap Shares in violation of the immediately preceding sentence.

7.             PURCHASER NOT DEEMED A LIFEMAP SHAREHOLDER.  The Purchaser, solely in such Person's capacity as the holder of this Option, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of LifeMap for any purpose, nor shall anything contained in this Option be construed to confer upon the Purchaser, solely in such Person's capacity as the holder of this Option, any of the rights of a shareholder of LifeMap or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the purchase of the LifeMap Shares through the due exercise of this Option.  In addition, nothing contained in this Option shall be construed as imposing any liabilities on the Purchaser to purchase any securities or as a shareholder of the Company or LifeMap (other than upon exercise of this Option), whether such liabilities are asserted by the Company or LifeMap or by their respective creditors.  Notwithstanding this Section, the Company shall provide the Purchaser with copies of such notices and other information given to the Common Stock holders of LifeMap generally, promptly after receipt thereof by the Company, unless the Company believes that such information is material, nonpublic information regarding the Company or LifeMap.

8.             NOTICES.  Any notice pursuant to this Agreement by the Purchaser to the Company shall be in writing and shall be delivered in person, or mailed first class, postage prepaid, or sent by air delivery service or by facsimile transmission (FAX) or email to the Company, at its office, Attention: Chief Financial Officer.  The address of the principal office of the Company is 1301 Harbor Bay Parkway, Alameda, California 94502; FAX (510) 521-3389; email rpeabody@biotimemail.com.  Any notice given pursuant to this Agreement by the Company to the Purchaser shall be in writing and shall be mailed first class, postage prepaid, or sent by air delivery service, or by facsimile transmission (FAX) or email or otherwise delivered to the Purchaser at the Purchaser’s address shown on the signature page of this Option.  Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

9.              AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Option may only be amended by a written instrument signed by the Company and the Purchaser.

10.           GOVERNING LAW; JURISDICTION.  This Option shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Option shall be governed by, the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.  The Company and the Purchaser hereby irrevocably submit to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York and the County of Alameda and the United States District Court for the Northern District of California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

11.           CONSTRUCTION; HEADINGS.  This Option shall be deemed to be jointly drafted by the Company and Purchaser and shall not be construed against any Person as the drafter hereof.  The headings of this Option are for convenience of reference and shall not form part of, or affect the interpretation of, this Option.

12.           DISPUTE RESOLUTION.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the LifeMap Shares purchasable upon cancellation of Warrants in connection with the exercise of this Option, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Purchaser.  If the Purchaser and the Company are unable to agree upon such determination or calculation of the Exercise Price or the LifeMap Shares within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Purchaser, then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Purchaser or (b) the disputed arithmetic calculation of the LifeMap Shares to the Company's independent, outside accountant.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Purchaser of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations.  Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13.           REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Option shall be cumulative and in addition to all other remedies available under this Option, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Purchaser to pursue actual damages for any failure by the Company to comply with the terms of this Option.

14.           SEVERABILITY.  If any provision of this Option is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Option so long as this Option as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

15.           COMPANY'S REPRESENTATIONS AND WARRANTIES.  The Company has the power and authority to execute and deliver this Option and to perform all of its obligations hereunder.  This Option has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with its terms subject to:  (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) general principles of equity.  Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of the Option or the LifeMap Shares to be integrated with prior offerings by the Company or LifeMap for purposes of registration of any of the LifeMap Shares under the 1933 Act or of any applicable shareholder approval provisions of the NYSE MKT.  There is no lawsuit, arbitration proceeding, or administrative action  or proceeding pending or threatened against the Company which questions the validity of this Option or any action taken or to be taken by the Company in connection with this Option or the transfer of the LifeMap Shares hereunder. The execution and delivery of this Option and consummation of the transactions contemplated by this Option (a) do not and will not violate any provisions of (i) any rule, regulation, statute, or law, (ii) the terms of any order, writ or decree of any court or judicial or regulatory authority or body, (iii) the Articles of Incorporation or bylaws of the Company, or (iv) the rules and regulations of the NYSE MKT applicable to the listing of the Company’s common shares, (b) will not conflict with or result in a breach of any condition or provision or constitute a default under or pursuant to the terms of any Material Contract (as defined in the Securities Purchase Agreement), and (c) will not result in the creation or imposition of any lien, charge or encumbrance upon any of the LifeMap Shares (other than pursuant to this Option) or upon any of the assets or properties of the Company.

16.           CERTAIN DEFINITIONS.  For purposes of this Option, the following terms shall have the following meanings:

(a)          "1933 Act" means the Securities Act of 1933, as amended.

(b)          "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(c)          "Attribution Parties" means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Purchaser's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Purchaser or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a “group” within the meaning of Section 13(d) of the Exchange Act and Rule 13d-5 thereunder, together with the Purchaser or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company's Common Stock would or could be aggregated with the Purchaser's and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act.  For clarity, the purpose of the foregoing is to subject collectively the Purchaser and all other Attribution Parties to the Maximum Percentage.

(d)          "Bloomberg" means Bloomberg Financial Markets.

(e)          "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(f)          "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg.  If the Company and the Purchaser are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

(g)          "Common Stock" means (i) the Common Stock, no par value per share, of LifeMap, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(h)          "Eligible Market" means the NYSE, the NYSE MKT, The NASDAQ Global Market, The NASDAQ Global Select Market, the NASDAQ Capital Market, or the OTC Bulletin Board.

(i)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)           "Expiration Date" has the meaning ascribed in Section 1, provided, that, if June 5, 2016 falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a "Holiday"), the next day that is not a Holiday shall apply.

(k)          "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(l)           "Principal Market" means the principal Eligible Market on which the Common Stock trades.

(m)         "Trading Day" means any day on which the Common Stock is traded on the Principal Market, provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Purchaser have caused this Option Agreement to be duly executed as of the Effective Date.

BIOTIME, INC.

By:	/s/ Robert W. Peabody
Name: Robert W. Peabody
Title: Sr. VP

PURCHASER

ALB Private Investments LLC

By:	/s/ Francis A. Mlynarczyk, Jr.
Name: Francis A. Mlynarczyk, Jr.
Title: Manager

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED PURCHASER TO EXERCISE THIS
OPTION TO PURCHASE LIFEMAP COMMON STOCK

BIOTIME, INC.

The undersigned Purchaser hereby exercises the right to purchase _________________ shares of Common Stock ("LifeMap Shares") of LifeMap Sciences, Inc., a California corporation, held by BioTime, Inc. (the "Company"), pursuant to the attached Option Agreement and:

Check One:

___            A.  Tenders herewith payment of the Aggregate Option Exercise Price in full in the form of a bank wire transfer to the account of the Company in the amount of $______________;

or

___            B.  Hereby cancels that number of Warrants required to be cancelled in lieu of cash in a Cashless Exercise pursuant to Section 2(d) of the Option Agreement.

Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Option Agreement.

Date: _______________ __, ______

Name of Registered Purchaser

By:
Name:
Title:

[NOTE:  The above signature should correspond exactly with the name of the Purchaser in the Option Agreement]

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [Transfer Agent] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated   from the Company and acknowledged and agreed to by [Transfer Agent].

BIOTIME, INC.

By:
Name:
Title:

OPTION AGREEMENT

This Option Agreement (“Option”) is entered into as of June 6, 2013 (the “Effective Date”) by BioTime, Inc., a California corporation (the "Company"), and Delaware Street Capital Master Fund, L.P. (the “Purchaser”) in connection that certain Stock and Warrant Purchase Agreement, dated June 3, 2013, between the Company and Purchaser (the “Securities Purchase Agreement”).

1.             GRANT OF OPTION.

(a)          Option.  The Company hereby grants to Purchaser the option (the “Option”), in lieu of exercising some or all of the Warrants to purchase shares of common stock of the Company issued to the Purchaser pursuant to the Securities Purchase Agreement dated as of even date herewith (the “Warrants” and the certificate representing such Warrants, the "Warrant Certificate"), to cancel each such unexercised Warrant and purchase from the Company, at the Exercise Price (as defined below) then in effect, one (1) share of Common Stock of LifeMap Sciences, Inc. (“LifeMap”) owned by BioTime, subject to adjustment as provided herein (the “LifeMap Shares”), free of any liens and charges and preemptive or similar rights.  The Option shall expire if not exercised on or before the earlier to occur of (a) 5:00 p.m. New York time on June 5, 2016 and (b) the date on which all of the Warrants (as defined below) shall have been exercised in full, or sold or transferred otherwise than in a sale or transfer described in Section 4(a) (the “Expiration Date”).

(b)          Minimum Exercise.  This Option may be exercised by Purchaser in whole or in part; provided, however, that any partial exercise of this Option shall not be for less than the lower of (i) 10,000 LifeMap Shares and (ii) all of the remaining LifeMap Shares that are issuable as of the applicable date of determination upon the exercise of the Option held by the Purchaser pursuant to the terms hereof.

2.            EXERCISE OF OPTION

(a)          Mechanics of Exercise.  Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(b) and Section 4), this Option may be exercised by the Purchaser at any time or times on or after the Effective Date, in whole or in part, subject to Section 1(b), by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), duly completed and executed by Purchaser, stating Purchaser's election to exercise this Option, the number of Warrants being cancelled upon exercise of this Option and the number of LifeMap Shares being purchased, and (ii) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of LifeMap Shares purchasable upon cancellation of one Warrant multiplied by the number of Warrants being cancelled (the "Aggregate Option Exercise Price") by wire transfer of immediately available funds, or, if the provisions of Section 2(d) are applicable, (B) by notifying the Company that the Option is being exercised pursuant to a Cashless Exercise (as defined in Section 2(d)).  The Holder shall not be required to deliver the original Warrant Certificate in order to effect an exercise hereunder.  However, once the Option has been exercised in full, following the final exercise thereof, the Holder shall promptly return the original Warrant Certificate to the Company for cancellation.  Execution and delivery of the Exercise Notice with respect to less than all of the Option shall have the same effect as cancellation of the original Warrant Certificate and issuance of a new Warrant Certificate evidencing the remaining number of Warrants (after deduction of the number of Warrants cancelled in connection with the exercise of the Option).  On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Notice to the Purchaser and the transfer agent of the LifeMap Shares (the "Transfer Agent"), if any.  On or before the third (3rd) Trading Day following the date on which the Company has received the Exercise Notice, so long as the Purchaser delivers Aggregate Option Exercise Price (or, if applicable, notice of a Cashless Exercise) on or prior to the second (2nd) Trading Day following the date on which the Company has received the Exercise Notice (the "Share Delivery Date") (provided that if the Aggregate Option Exercise Price has not been delivered by such date, the Share Delivery Date shall be one (1) Trading Day after the Aggregate Option Exercise Price is delivered), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, credit such aggregate number of LifeMap Shares to which the Purchaser is entitled pursuant to such exercise to the Purchaser's or its designee's balance account with DTC through its Deposit / Withdrawal At Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, or if there is no Transfer Agent, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in LifeMap's share in the name of the Purchaser or its designee, for the number of LifeMap Shares to which the Purchaser is entitled pursuant to such exercise.  The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the transfer of LifeMap Shares to the Purchaser via DTC, if any.  No fractional LifeMap Shares are to be issued upon the exercise of this Option, but rather the number of LifeMap Shares to be issued shall be rounded down to the nearest whole number and the Company shall refund in cash to Purchaser the portion of the Exercise Price allocable to the fraction of a LifeMap Share not issued.  The Company shall pay any and all taxes which may be payable with respect to the transfer of LifeMap Shares to the Purchaser upon exercise of this Option.

(b)          Exercise Price.  "Exercise Price" means the price payable for the purchase of each LifeMap Share upon cancellation of a Warrant in connection with exercise of this Option, which shall initially be $4.00, and shall be subject to adjustment as provided herein.

(c)          Reissue of Warrant Certificate.  Upon the exercise of this Option in part, and provided that Purchaser shall have delivered the Warrant Certificate(s) to the Company as permitted under Section 2(a), to the extent that Purchaser continues to hold any unexercised Warrants, the Company shall issue to Purchaser a replacement Warrant Certificate for the number of Warrants that remain unexercised after taking into account the partial exercise of the Option.

(d)         Cashless Exercise.  Notwithstanding anything contained herein to the contrary, if the Common Stock is then traded on an Eligible Market and a registration statement under the 1933 Act permitting the resale of the LifeMap Shares is not in effect under the 1933 Act, the Purchaser may, in its sole discretion, exercise this Option in whole or in part by electing in lieu of paying the Aggregate Option Exercise Price in cash, to receive upon such exercise the "Net Number" of LifeMap Shares determined according to the following formula (a "Cashless Exercise"):

Net Number = (A x B) - (A x C)
B

For purposes of the foregoing formula:

A= the total number of LifeMap Shares with respect to which this Option is then being exercised as stated in the Exercise Notice.

B= the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect at the time of such exercise.

In such event, a number of Warrants equal to the Warrants that would be cancelled if such exercise was effected by paying the Exercise Price in cash shall be cancelled, and the number of Warrants remaining for exercise by Purchaser shall be reduced by the number of Warrants so cancelled, and execution and delivery of the Exercise Notice with respect to less than all of the LifeMap Shares purchasable pursuant to this Option shall have the same effect as cancellation of the original Warrant Certificate and issuance of a new Warrant Certificate evidencing the remaining number of Warrants (after deduction of the number of Warrants cancelled in connection with the exercise of the Option).

(e)          Company's Failure to Timely Deliver Securities.  If the Company shall fail for any reason or for no reason to transfer to the Purchaser, or cause LifeMap to issue, on or prior to the Share Delivery Date, a certificate for the number of LifeMap Shares to which the Purchaser is entitled and cause such LifeMap Shares to be registered on LifeMap's share register or to credit the Purchaser's balance account with DTC for such number of LifeMap Shares to which the Purchaser is entitled upon the Purchaser's exercise of this Option , as applicable, then, in addition to all other remedies available to the Purchaser, the Company (X) shall pay in cash to the Purchaser on each day after such third (3rd) Trading Day that the transfer of such LifeMap Shares is not timely effected an amount equal to 1.5% of the product of (A) the sum of the number of LifeMap Shares not transferred to the Purchaser on a timely basis and to which the Purchaser is entitled and (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have transferred such LifeMap Shares to the Purchaser without violating Section 2(a), or if the LifeMap Shares are then not traded on an Eligible Market, the Exercise Price, and (Y) the Purchaser, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any Warrants cancelled in connection with such voided exercise; provided that the voiding of an exercise shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 2(e) or otherwise.  In addition to the foregoing, if on or prior to the Share Delivery Date, the Company shall fail to transfer, or cause LifeMap to issue, a certificate to the Purchaser and cause the registration of such LifeMap Shares on LifeMap's share register or credit the Purchaser's balance account with DTC for the number of shares of Common Stock to which the Purchaser is entitled upon the Purchaser's exercise hereunder or pursuant to the Company's obligation pursuant to clause (ii) below, as applicable, and if on or after such Trading Day the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of shares of Common Stock issuable upon such exercise that the Purchaser anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Purchaser's request and in the Purchaser's discretion, either (i) pay cash to the Purchaser in an amount equal to the Purchaser's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to transfer LifeMap Shares) or credit such Purchaser's balance account with DTC for such LifeMap Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Purchaser a certificate or certificates representing such shares of Common Stock or credit such Purchaser's balance account with DTC and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.  Nothing shall limit the Purchaser's right to pursue a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing LifeMap Shares (or to electronically deliver such LifeMap Shares) upon the exercise of this Option as required pursuant to the terms hereof.

(f)          Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the LifeMap Shares, the Company shall promptly transfer to the Purchaser the number of LifeMap Shares that are not disputed and resolve such dispute in accordance with Section 12.

3.             ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF LIFEMAP SHARES.  The Exercise Price and the number of LifeMap Shares purchasable hereunder shall be adjusted from time to time as follows:

(a)          Prorata Adjustments.  If LifeMap, at any time after the Effective Date, shall (A) pay a dividend in Common Stock or make a distribution in Common Stock, (B) subdivide its outstanding Common Stock, (C) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (D) reclassify or change (including a change to the right to receive, or a change into, as the case may be (other than with respect to a merger or consolidation pursuant to the exercise of appraisal rights), shares of stock, other securities, property, cash or any combination thereof) its Common Stock (including any such reclassification or change in connection with a consolidation or merger in which LifeMap is the surviving corporation), the number of LifeMap Shares purchasable hereunder upon cancellation of each Warrant in connection with the exercise of this Option immediately prior thereto shall be adjusted so that the Purchaser shall be entitled to receive from the Company the kind and number of shares of Common Stock or other securities of LifeMap or other property which the Purchaser would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been cancelled in connection with the exercise of this Option immediately prior to the happening of such event or any record date with respect thereto.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)          Options, Warrants and Rights.  If LifeMap at any time after the Effective Date, shall issue rights, options or warrants to all holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase Common Stock at a price per share which is lower at the record date mentioned below than the then Current Market Price (as defined in paragraph (d) below) per share of the Common Stock, the number of LifeMap Shares thereafter purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be determined by multiplying the number of LifeMap Shares theretofore purchasable upon cancellation of each Warrant in connection with the exercise of this Option by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase in connection with such rights, options or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate exercise price of the total number of shares of Common Stock issuable upon exercise of such rights, options or warrants would purchase at the Current Market Price per share of the Common Stock (as determined pursuant to paragraph (d) below) at such record date.  Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants

(c)          Distribution of Indebtedness or Assets.  If LifeMap at any time after the Effective Date, shall distribute to all holders of its Common Stock (including any distribution made in connection with a merger in which LifeMap is the surviving corporation) evidences of its indebtedness or assets (excluding cash, dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of LifeMap Shares thereafter purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be determined by multiplying the number of LifeMap Shares theretofore purchasable upon cancellation of each Warrant in connection with the exercise of this Option by a fraction, of which the numerator shall be the then Current Market Price per share of Common Stock (as determined pursuant to paragraph (d) below) on the date of such distribution, and of which the denominator shall be the then Current Market Price per share of Common Stock, less the then fair value (as determined in good faith by the Board of Directors of the Company whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one LifeMap Share.  Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

(d)          Current Market Price.  For the purpose of any computation under paragraphs (b) and (c) of this Section, the "Current Market Price" per share of Common Stock at any date shall be the average of the daily Closing Sale Prices for the 20 consecutive Trading Days ending one Trading Day prior to the date of such computation.  If the Current Market Price of the Common Stock cannot be so determined, the Board of Directors of the Company shall reasonably determine in good faith the Current Market Price on the basis of such quotations or other sales information as is available.

(e)          Minimum Adjustment.  No adjustment pursuant to paragraphs (b) and (c) of this Section 3 in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of LifeMap Shares purchasable upon cancellation of such Warrant; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in the determination of any subsequent adjustment.  All calculations shall be made with respect to the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option, to the nearest tenth of a share and with respect to the Exercise Price payable hereunder, to the nearest whole cent.

(f)          Adjustment of Exercise Price.  Whenever the number of LifeMap Shares purchasable upon the exercise of this Option is adjusted, as herein provided, the Exercise Price payable upon exercise of this Option shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of LifeMap Shares purchasable upon the exercise of this Option immediately prior to such adjustment, and of which the denominator shall be the number of LifeMap Shares purchasable immediately thereafter.

(g)          Distribution in Lieu of Adjustment.  No adjustment in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option need be made under paragraphs (b) and (c) of this Section 3 if the Company delivers to the Purchaser the rights options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which the Purchaser would have been entitled to receive had this Option been exercised in full prior to the happening of such event or the record date with respect thereto.  No adjustment need be made for a change in the par value of the LifeMap Shares.

(h)          Notice of Adjustment.  Whenever the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option or the Exercise Price of such LifeMap Shares is adjusted, as herein provided, the Company shall promptly, in any event within ten (10) days send to the Purchaser notice of such adjustment or adjustments.  Such notice shall set forth the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option and the Exercise Price of such LifeMap Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

(i)          No Adjustment for Dividends.  Except as provided in this Section 3, no adjustment in respect of any dividends shall be made during the term of this Option or upon the exercise of this Option.

(j)          Readjustment of Number of LifeMap Shares and Exercise Price; Certain Limitations.   If an adjustment of the number of LifeMap Shares purchasable upon cancellation of each Warrant or the Exercise Price has been made as a result of the issuance of rights, options or warrants as provided in paragraph (b), or rights, options or warrants or convertible or exchangeable securities as provided in paragraph (c), of this Section 3, upon the expiration of any such rights, options, or warrants, or conversion or exchange privileges under convertible or exchangeable securities, without exercise thereof, the Exercise Price and the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants, or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by LifeMap upon such exercise plus the aggregate consideration, if any, actually received by LifeMap for the issuance, sale or grant of all such rights, options, warrants, or conversion or exchange rights whether or not exercised.  Except as provided in this paragraph, no reduction in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option or increase in the Exercise Price shall be made as a result of the issuance or distribution of rights, options or warrants, or convertible or exchangeable securities as described in paragraphs (b) or (c) of this Section 3.

4.            RESTRICTIONS ON TRANSFER.

(a)          Transfer.  This Option is personal to the Purchaser and may not be sold, transferred or assigned, except (i) to a successor in interest of the Purchaser as a result of any consolidation of the Purchaser with or merger of the Purchaser into another Person, (ii) to another Purchaser (as defined in the Securities Purchase Agreement) or (iii) to another Person as part of a sale of all or substantially all the property of the Purchaser to such other Person.

(b)          Restrictions on Transfer of LifeMap Shares.

(i)    Any LifeMap Shares purchased by Purchaser upon the exercise of this Option, may not be sold, pledged, hypothecated, transferred or assigned, in whole or in part, unless (A) a registration statement under the 1933 Act and under any applicable state securities laws is effective therefor or (B) an exemption from such registration is then available and an opinion of counsel, reasonably acceptable to LifeMap and the Transfer Agent, if any, has been rendered stating that such sale, pledge, hypothecation, transfer or assignment will not violate the 1933 Act. Notwithstanding anything to the contrary contained herein (x) the LifeMap Shares may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the securities and no legal opinion shall be required therefor and (y) no representation, warranty, covenant or opinion shall be required for the sale, pledge, hypothecation, transfer or assignment of any LifeMap Shares if a registration statement with respect to the resale of such LifeMap Shares is effective at the time of any such sale, pledge, hypothecation, transfer or assignment.

(ii)    As a condition precedent to the registration of transfer of any certificates representing LifeMap Shares upon the exercise of this Option or transfer of LifeMap Shares, the Company and LifeMap shall be entitled to obtain a letter or other instrument from the Purchaser containing such covenants, representations or warranties by such Purchaser similar to those contained in this Section 4 as reasonably deemed necessary by the Company or LifeMap to effect compliance by the Company or LifeMap with the requirements of the 1933 Act and any other applicable federal and/or state securities laws.

(iii)   Any sale, pledge, hypothecation, transfer, or assignment of this Option or LifeMap Shares in violation of the foregoing restrictions shall be deemed null and void and of no binding effect.

(iv)   The Company will, and will request that LifeMap will, issue instructions to any Transfer Agent and registrar of the Common Stock to refuse to register the transfer of any LifeMap Shares not made pursuant to registration under the 1933 Act and applicable state securities laws, or pursuant to an available exemption from registration under the 1933 Act and applicable state securities laws.

(v)  The LifeMap Shares shall bear an appropriate legend, conspicuously disclosing the restrictions on transfer, under this Section 4, until the same are registered for sale under the 1933 Act or are transferred in a transaction exempt from registration under the 1933 Act entitling the transferee to receive securities that are not deemed to be “restricted securities” as such term is defined in Rule 144 under the 1933 Act.  The Company agrees that upon the sale of LifeMap Shares pursuant to a registration statement or an exemption entitling the transferee to receive securities that are not deemed to be “restricted securities,” or at such time as registration under the 1933 Act shall no longer be required, upon the presentation of the certificates containing such a legend to the transfer agent or warrant agent, if any, it will request removal of such legend; provided, that unless the request for removal of the legend is in connection with a sale registered under the 1933 Act, the Purchaser shall have provided an opinion of counsel, acceptable to the Company and the Transfer Agent to the effect that such legend may be removed in compliance with the 1933 Act.

(c)          Investment Representations.  Each Purchaser makes the following representations, severally and not jointly and severally, in connection with its acquisition of this Option and any LifeMap Shares upon the exercise of this Option:

(i)    Purchaser has made such investigation of LifeMap as Purchaser deemed appropriate for determining to acquire (and thereby make an investment in) this Option and LifeMap Shares, and in making such investigation Purchaser has had access to such financial and other information concerning LifeMap as Purchaser requested.  Purchaser is relying on the information communicated to Purchaser in writing by LifeMap or the Company.  Purchaser has not relied on any statement or representations inconsistent with those communicated to Purchaser in writing by LifeMap or the Company. Purchaser has had a reasonable opportunity to ask questions of and receive answers from the executive officers of LifeMap and the Company concerning LifeMap, and to obtain additional information, to the extent possessed or obtainable by LifeMap or the Company without unreasonable effort or expense, necessary to verify the information communicated or provided to Purchaser.  All such questions have been answered to Purchaser’s satisfaction.

(ii)    Purchaser is acquiring this Option and upon exercise of this Option will purchase LifeMap Shares solely for Purchaser's own account, and Purchaser has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the LifeMap Shares or this Option; provided, that this representation and warranty shall not prohibit Purchaser from selling LifeMap Shares in the ordinary course of business pursuant to a registration statement under the 1933 Act or otherwise in compliance with the 1933 Act and applicable state securities or “blue sky” laws.

(iii)   Purchaser is an “accredited investor” as defined in Rule 501 under the 1933 Act.

(iv)  Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in this Option and LifeMap Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in this Option and LifeMap Shares and, at the present time, is able to afford a complete loss of such investment.

5.             REGISTRATION RIGHTS.  The Company hereby covenants and agrees that in the event the Company receives any registration rights from LifeMap in respect of any shares of Common Stock owned by the Company, simultaneously with the exercise of any such registration rights at any time that this Option remains exercisable in whole or in part, the Company shall cause LifeMap to register all of the LifeMap Shares issuable to the Purchaser as of the applicable date of determination pursuant to the terms of this Option. The Company acknowledges and agrees that prior to excluding any LifeMap Shares from any registration statement, it shall first exclude all other shares of Common Stock owned by the Company other than any shares of Common Stock that are subject to an option provided to another Purchaser (as defined in the Securities Purchase Agreement) which shall be subject to exclusion on a pro rata basis with all other Purchasers (as defined in the Securities Purchase Agreement).  The Company shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, including, without limitation, any assignment of any registration rights with respect to the Common Stock purchasable pursuant to this Option granted to the Company under any registration rights agreement by LifeMap and the Company or under any registration statement, as Purchaser may reasonably request in order to carry out the intent and accomplish the purposes of this Section 5.

6.             NONCIRCUMVENTION.  The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, and will at all times in good faith carry out all the provisions of this Option and take all action as may be required to protect the rights of the Purchaser.  Without limiting the generality of the foregoing, the Company shall continue to hold a sufficient number of LifeMap Shares to permit Purchaser to exercise this Option in full. The Company will, and will request that LifeMap will, issue instructions to any Transfer Agent and registrar of the Common Stock to refuse to register the transfer of any LifeMap Shares in violation of the immediately preceding sentence.

7.             PURCHASER NOT DEEMED A LIFEMAP SHAREHOLDER.  The Purchaser, solely in such Person's capacity as the holder of this Option, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of LifeMap for any purpose, nor shall anything contained in this Option be construed to confer upon the Purchaser, solely in such Person's capacity as the holder of this Option, any of the rights of a shareholder of LifeMap or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the purchase of the LifeMap Shares through the due exercise of this Option.  In addition, nothing contained in this Option shall be construed as imposing any liabilities on the Purchaser to purchase any securities or as a shareholder of the Company or LifeMap (other than upon exercise of this Option), whether such liabilities are asserted by the Company or LifeMap or by their respective creditors.  Notwithstanding this Section, the Company shall provide the Purchaser with copies of such notices and other information given to the Common Stock holders of LifeMap generally, promptly after receipt thereof by the Company, unless the Company believes that such information is material, nonpublic information regarding the Company or LifeMap.

8.             NOTICES.  Any notice pursuant to this Agreement by the Purchaser to the Company shall be in writing and shall be delivered in person, or mailed first class, postage prepaid, or sent by air delivery service or by facsimile transmission (FAX) or email to the Company, at its office, Attention: Chief Financial Officer.  The address of the principal office of the Company is 1301 Harbor Bay Parkway, Alameda, California 94502; FAX (510) 521-3389; email rpeabody@biotimemail.com.  Any notice given pursuant to this Agreement by the Company to the Purchaser shall be in writing and shall be mailed first class, postage prepaid, or sent by air delivery service, or by facsimile transmission (FAX) or email or otherwise delivered to the Purchaser at the Purchaser’s address shown on the signature page of this Option.  Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

9.             AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Option may only be amended by a written instrument signed by the Company and the Purchaser.

10.           GOVERNING LAW; JURISDICTION.  This Option shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Option shall be governed by, the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.  The Company and the Purchaser hereby irrevocably submit to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York and the County of Alameda and the United States District Court for the Northern District of California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

11.           CONSTRUCTION; HEADINGS.  This Option shall be deemed to be jointly drafted by the Company and Purchaser and shall not be construed against any Person as the drafter hereof.  The headings of this Option are for convenience of reference and shall not form part of, or affect the interpretation of, this Option.

12.           DISPUTE RESOLUTION.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the LifeMap Shares purchasable upon cancellation of Warrants in connection with the exercise of this Option, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Purchaser.  If the Purchaser and the Company are unable to agree upon such determination or calculation of the Exercise Price or the LifeMap Shares within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Purchaser, then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Purchaser or (b) the disputed arithmetic calculation of the LifeMap Shares to the Company's independent, outside accountant.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Purchaser of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations.  Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13.           REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Option shall be cumulative and in addition to all other remedies available under this Option, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Purchaser to pursue actual damages for any failure by the Company to comply with the terms of this Option.

14.           SEVERABILITY.  If any provision of this Option is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Option so long as this Option as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

15.           COMPANY'S REPRESENTATIONS AND WARRANTIES.  The Company has the power and authority to execute and deliver this Option and to perform all of its obligations hereunder.  This Option has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with its terms subject to:  (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) general principles of equity.  Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of the Option or the LifeMap Shares to be integrated with prior offerings by the Company or LifeMap for purposes of registration of any of the LifeMap Shares under the 1933 Act or of any applicable shareholder approval provisions of the NYSE MKT.  There is no lawsuit, arbitration proceeding, or administrative action  or proceeding pending or threatened against the Company which questions the validity of this Option or any action taken or to be taken by the Company in connection with this Option or the transfer of the LifeMap Shares hereunder. The execution and delivery of this Option and consummation of the transactions contemplated by this Option (a) do not and will not violate any provisions of (i) any rule, regulation, statute, or law, (ii) the terms of any order, writ or decree of any court or judicial or regulatory authority or body, (iii) the Articles of Incorporation or bylaws of the Company, or (iv) the rules and regulations of the NYSE MKT applicable to the listing of the Company’s common shares, (b) will not conflict with or result in a breach of any condition or provision or constitute a default under or pursuant to the terms of any Material Contract (as defined in the Securities Purchase Agreement), and (c) will not result in the creation or imposition of any lien, charge or encumbrance upon any of the LifeMap Shares (other than pursuant to this Option) or upon any of the assets or properties of the Company.

16.           CERTAIN DEFINITIONS.  For purposes of this Option, the following terms shall have the following meanings:

(a)          "1933 Act" means the Securities Act of 1933, as amended.

(b)          "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(c)          "Attribution Parties" means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Purchaser's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Purchaser or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a “group” within the meaning of Section 13(d) of the Exchange Act and Rule 13d-5 thereunder, together with the Purchaser or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company's Common Stock would or could be aggregated with the Purchaser's and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act.  For clarity, the purpose of the foregoing is to subject collectively the Purchaser and all other Attribution Parties to the Maximum Percentage.

(d)          "Bloomberg" means Bloomberg Financial Markets.

(e)          "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(f)          "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg.  If the Company and the Purchaser are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

(g)          "Common Stock" means (i) the Common Stock, no par value per share, of LifeMap, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(h)          "Eligible Market" means the NYSE, the NYSE MKT, The NASDAQ Global Market, The NASDAQ Global Select Market, the NASDAQ Capital Market, or the OTC Bulletin Board.

(i)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)          "Expiration Date" has the meaning ascribed in Section 1, provided, that, if June 5, 2016 falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a "Holiday"), the next day that is not a Holiday shall apply.

(k)          "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(l)          "Principal Market" means the principal Eligible Market on which the Common Stock trades.

(m)          "Trading Day" means any day on which the Common Stock is traded on the Principal Market, provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Purchaser have caused this Option Agreement to be duly executed as of the Effective Date.

BIOTIME, INC.

By:	/s/ Robert W. Peabody
Name: Robert W. Peabody
Title: Sr. VP

PURCHASER

Delaware Street Capital Master Fund, LP

By:	/s/ Praschant Gupta
Name: Praschant Gupta
Title: CFO

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED PURCHASER TO EXERCISE THIS
OPTION TO PURCHASE LIFEMAP COMMON STOCK

BIOTIME, INC.

The undersigned Purchaser hereby exercises the right to purchase _________________ shares of Common Stock ("LifeMap Shares") of LifeMap Sciences, Inc., a California corporation, held by BioTime, Inc. (the "Company"), pursuant to the attached Option Agreement and:

Check One:

___            A.  Tenders herewith payment of the Aggregate Option Exercise Price in full in the form of a bank wire transfer to the account of the Company in the amount of $______________;

or

___            B.  Hereby cancels that number of Warrants required to be cancelled in lieu of cash in a Cashless Exercise pursuant to Section 2(d) of the Option Agreement.

Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Option Agreement.

Date: _______________ __, ______

Name of Registered Purchaser

By:
Name:
Title:

[NOTE:  The above signature should correspond exactly with the name of the Purchaser in the Option Agreement]

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [Transfer Agent] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated   from the Company and acknowledged and agreed to by [Transfer Agent].

BIOTIME, INC.

By:
Name:
Title:

OPTION AGREEMENT

This Option Agreement (“Option”) is entered into as of June 6, 2013 (the “Effective Date”) by BioTime, Inc., a California corporation (the "Company"), and Empery Asset Master, Ltd (the “Purchaser”) in connection that certain Stock and Warrant Purchase Agreement, dated June 3, 2013, between the Company and Purchaser (the “Securities Purchase Agreement”).

1.             GRANT OF OPTION.

(a)          Option.  The Company hereby grants to Purchaser the option (the “Option”), in lieu of exercising some or all of the Warrants to purchase shares of common stock of the Company issued to the Purchaser pursuant to the Securities Purchase Agreement dated as of even date herewith (the “Warrants” and the certificate representing such Warrants, the "Warrant Certificate"), to cancel each such unexercised Warrant and purchase from the Company, at the Exercise Price (as defined below) then in effect, one (1) share of Common Stock of LifeMap Sciences, Inc. (“LifeMap”) owned by BioTime, subject to adjustment as provided herein (the “LifeMap Shares”), free of any liens and charges and preemptive or similar rights.  The Option shall expire if not exercised on or before the earlier to occur of (a) 5:00 p.m. New York time on June 5, 2016 and (b) the date on which all of the Warrants (as defined below) shall have been exercised in full, or sold or transferred otherwise than in a sale or transfer described in Section 4(a) (the “Expiration Date”).

(b)          Minimum Exercise.  This Option may be exercised by Purchaser in whole or in part; provided, however, that any partial exercise of this Option shall not be for less than the lower of (i) 10,000 LifeMap Shares and (ii) all of the remaining LifeMap Shares that are issuable as of the applicable date of determination upon the exercise of the Option held by the Purchaser pursuant to the terms hereof.

2.            EXERCISE OF OPTION

(a)          Mechanics of Exercise.  Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(b) and Section 4), this Option may be exercised by the Purchaser at any time or times on or after the Effective Date, in whole or in part, subject to Section 1(b), by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), duly completed and executed by Purchaser, stating Purchaser's election to exercise this Option, the number of Warrants being cancelled upon exercise of this Option and the number of LifeMap Shares being purchased, and (ii) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of LifeMap Shares purchasable upon cancellation of one Warrant multiplied by the number of Warrants being cancelled (the "Aggregate Option Exercise Price") by wire transfer of immediately available funds, or, if the provisions of Section 2(d) are applicable, (B) by notifying the Company that the Option is being exercised pursuant to a Cashless Exercise (as defined in Section 2(d)).  The Holder shall not be required to deliver the original Warrant Certificate in order to effect an exercise hereunder.  However, once the Option has been exercised in full, following the final exercise thereof, the Holder shall promptly return the original Warrant Certificate to the Company for cancellation.  Execution and delivery of the Exercise Notice with respect to less than all of the Option shall have the same effect as cancellation of the original Warrant Certificate and issuance of a new Warrant Certificate evidencing the remaining number of Warrants (after deduction of the number of Warrants cancelled in connection with the exercise of the Option).  On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Notice to the Purchaser and the transfer agent of the LifeMap Shares (the "Transfer Agent"), if any.  On or before the third (3rd) Trading Day following the date on which the Company has received the Exercise Notice, so long as the Purchaser delivers Aggregate Option Exercise Price (or, if applicable, notice of a Cashless Exercise) on or prior to the second (2nd) Trading Day following the date on which the Company has received the Exercise Notice (the "Share Delivery Date") (provided that if the Aggregate Option Exercise Price has not been delivered by such date, the Share Delivery Date shall be one (1) Trading Day after the Aggregate Option Exercise Price is delivered), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, credit such aggregate number of LifeMap Shares to which the Purchaser is entitled pursuant to such exercise to the Purchaser's or its designee's balance account with DTC through its Deposit / Withdrawal At Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, or if there is no Transfer Agent, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in LifeMap's share in the name of the Purchaser or its designee, for the number of LifeMap Shares to which the Purchaser is entitled pursuant to such exercise.  The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the transfer of LifeMap Shares to the Purchaser via DTC, if any.  No fractional LifeMap Shares are to be issued upon the exercise of this Option, but rather the number of LifeMap Shares to be issued shall be rounded down to the nearest whole number and the Company shall refund in cash to Purchaser the portion of the Exercise Price allocable to the fraction of a LifeMap Share not issued.  The Company shall pay any and all taxes which may be payable with respect to the transfer of LifeMap Shares to the Purchaser upon exercise of this Option.

(b)          Exercise Price.  "Exercise Price" means the price payable for the purchase of each LifeMap Share upon cancellation of a Warrant in connection with exercise of this Option, which shall initially be $4.00, and shall be subject to adjustment as provided herein.

(c)          Reissue of Warrant Certificate.  Upon the exercise of this Option in part, and provided that Purchaser shall have delivered the Warrant Certificate(s) to the Company as permitted under Section 2(a), to the extent that Purchaser continues to hold any unexercised Warrants, the Company shall issue to Purchaser a replacement Warrant Certificate for the number of Warrants that remain unexercised after taking into account the partial exercise of the Option.

(d)         Cashless Exercise.  Notwithstanding anything contained herein to the contrary, if the Common Stock is then traded on an Eligible Market and a registration statement under the 1933 Act permitting the resale of the LifeMap Shares is not in effect under the 1933 Act, the Purchaser may, in its sole discretion, exercise this Option in whole or in part by electing in lieu of paying the Aggregate Option Exercise Price in cash, to receive upon such exercise the "Net Number" of LifeMap Shares determined according to the following formula (a "Cashless Exercise"):

Net Number = (A x B) - (A x C)
B

For purposes of the foregoing formula:

A= the total number of LifeMap Shares with respect to which this Option is then being exercised as stated in the Exercise Notice.

B= the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect at the time of such exercise.

In such event, a number of Warrants equal to the Warrants that would be cancelled if such exercise was effected by paying the Exercise Price in cash shall be cancelled, and the number of Warrants remaining for exercise by Purchaser shall be reduced by the number of Warrants so cancelled, and execution and delivery of the Exercise Notice with respect to less than all of the LifeMap Shares purchasable pursuant to this Option shall have the same effect as cancellation of the original Warrant Certificate and issuance of a new Warrant Certificate evidencing the remaining number of Warrants (after deduction of the number of Warrants cancelled in connection with the exercise of the Option).

(e)          Company's Failure to Timely Deliver Securities.  If the Company shall fail for any reason or for no reason to transfer to the Purchaser, or cause LifeMap to issue, on or prior to the Share Delivery Date, a certificate for the number of LifeMap Shares to which the Purchaser is entitled and cause such LifeMap Shares to be registered on LifeMap's share register or to credit the Purchaser's balance account with DTC for such number of LifeMap Shares to which the Purchaser is entitled upon the Purchaser's exercise of this Option , as applicable, then, in addition to all other remedies available to the Purchaser, the Company (X) shall pay in cash to the Purchaser on each day after such third (3rd) Trading Day that the transfer of such LifeMap Shares is not timely effected an amount equal to 1.5% of the product of (A) the sum of the number of LifeMap Shares not transferred to the Purchaser on a timely basis and to which the Purchaser is entitled and (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have transferred such LifeMap Shares to the Purchaser without violating Section 2(a), or if the LifeMap Shares are then not traded on an Eligible Market, the Exercise Price, and (Y) the Purchaser, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any Warrants cancelled in connection with such voided exercise; provided that the voiding of an exercise shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 2(e) or otherwise.  In addition to the foregoing, if on or prior to the Share Delivery Date, the Company shall fail to transfer, or cause LifeMap to issue, a certificate to the Purchaser and cause the registration of such LifeMap Shares on LifeMap's share register or credit the Purchaser's balance account with DTC for the number of shares of Common Stock to which the Purchaser is entitled upon the Purchaser's exercise hereunder or pursuant to the Company's obligation pursuant to clause (ii) below, as applicable, and if on or after such Trading Day the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of shares of Common Stock issuable upon such exercise that the Purchaser anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Purchaser's request and in the Purchaser's discretion, either (i) pay cash to the Purchaser in an amount equal to the Purchaser's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to transfer LifeMap Shares) or credit such Purchaser's balance account with DTC for such LifeMap Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Purchaser a certificate or certificates representing such shares of Common Stock or credit such Purchaser's balance account with DTC and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.  Nothing shall limit the Purchaser's right to pursue a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing LifeMap Shares (or to electronically deliver such LifeMap Shares) upon the exercise of this Option as required pursuant to the terms hereof.

(f)          Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the LifeMap Shares, the Company shall promptly transfer to the Purchaser the number of LifeMap Shares that are not disputed and resolve such dispute in accordance with Section 12.

3.             ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF LIFEMAP SHARES.  The Exercise Price and the number of LifeMap Shares purchasable hereunder shall be adjusted from time to time as follows:

(a)          Prorata Adjustments.  If LifeMap, at any time after the Effective Date, shall (A) pay a dividend in Common Stock or make a distribution in Common Stock, (B) subdivide its outstanding Common Stock, (C) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (D) reclassify or change (including a change to the right to receive, or a change into, as the case may be (other than with respect to a merger or consolidation pursuant to the exercise of appraisal rights), shares of stock, other securities, property, cash or any combination thereof) its Common Stock (including any such reclassification or change in connection with a consolidation or merger in which LifeMap is the surviving corporation), the number of LifeMap Shares purchasable hereunder upon cancellation of each Warrant in connection with the exercise of this Option immediately prior thereto shall be adjusted so that the Purchaser shall be entitled to receive from the Company the kind and number of shares of Common Stock or other securities of LifeMap or other property which the Purchaser would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been cancelled in connection with the exercise of this Option immediately prior to the happening of such event or any record date with respect thereto.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)          Options, Warrants and Rights.  If LifeMap at any time after the Effective Date, shall issue rights, options or warrants to all holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase Common Stock at a price per share which is lower at the record date mentioned below than the then Current Market Price (as defined in paragraph (d) below) per share of the Common Stock, the number of LifeMap Shares thereafter purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be determined by multiplying the number of LifeMap Shares theretofore purchasable upon cancellation of each Warrant in connection with the exercise of this Option by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase in connection with such rights, options or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate exercise price of the total number of shares of Common Stock issuable upon exercise of such rights, options or warrants would purchase at the Current Market Price per share of the Common Stock (as determined pursuant to paragraph (d) below) at such record date.  Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants

(c)          Distribution of Indebtedness or Assets.  If LifeMap at any time after the Effective Date, shall distribute to all holders of its Common Stock (including any distribution made in connection with a merger in which LifeMap is the surviving corporation) evidences of its indebtedness or assets (excluding cash, dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of LifeMap Shares thereafter purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be determined by multiplying the number of LifeMap Shares theretofore purchasable upon cancellation of each Warrant in connection with the exercise of this Option by a fraction, of which the numerator shall be the then Current Market Price per share of Common Stock (as determined pursuant to paragraph (d) below) on the date of such distribution, and of which the denominator shall be the then Current Market Price per share of Common Stock, less the then fair value (as determined in good faith by the Board of Directors of the Company whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one LifeMap Share.  Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

(d)          Current Market Price.  For the purpose of any computation under paragraphs (b) and (c) of this Section, the "Current Market Price" per share of Common Stock at any date shall be the average of the daily Closing Sale Prices for the 20 consecutive Trading Days ending one Trading Day prior to the date of such computation.  If the Current Market Price of the Common Stock cannot be so determined, the Board of Directors of the Company shall reasonably determine in good faith the Current Market Price on the basis of such quotations or other sales information as is available.

(e)          Minimum Adjustment.  No adjustment pursuant to paragraphs (b) and (c) of this Section 3 in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of LifeMap Shares purchasable upon cancellation of such Warrant; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in the determination of any subsequent adjustment.  All calculations shall be made with respect to the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option, to the nearest tenth of a share and with respect to the Exercise Price payable hereunder, to the nearest whole cent.

(f)          Adjustment of Exercise Price.  Whenever the number of LifeMap Shares purchasable upon the exercise of this Option is adjusted, as herein provided, the Exercise Price payable upon exercise of this Option shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of LifeMap Shares purchasable upon the exercise of this Option immediately prior to such adjustment, and of which the denominator shall be the number of LifeMap Shares purchasable immediately thereafter.

(g)          Distribution in Lieu of Adjustment.  No adjustment in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option need be made under paragraphs (b) and (c) of this Section 3 if the Company delivers to the Purchaser the rights options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which the Purchaser would have been entitled to receive had this Option been exercised in full prior to the happening of such event or the record date with respect thereto.  No adjustment need be made for a change in the par value of the LifeMap Shares.

(h)          Notice of Adjustment.  Whenever the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option or the Exercise Price of such LifeMap Shares is adjusted, as herein provided, the Company shall promptly, in any event within ten (10) days send to the Purchaser notice of such adjustment or adjustments.  Such notice shall set forth the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option and the Exercise Price of such LifeMap Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

(i)           No Adjustment for Dividends.  Except as provided in this Section 3, no adjustment in respect of any dividends shall be made during the term of this Option or upon the exercise of this Option.

(j)          Readjustment of Number of LifeMap Shares and Exercise Price; Certain Limitations.   If an adjustment of the number of LifeMap Shares purchasable upon cancellation of each Warrant or the Exercise Price has been made as a result of the issuance of rights, options or warrants as provided in paragraph (b), or rights, options or warrants or convertible or exchangeable securities as provided in paragraph (c), of this Section 3, upon the expiration of any such rights, options, or warrants, or conversion or exchange privileges under convertible or exchangeable securities, without exercise thereof, the Exercise Price and the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants, or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by LifeMap upon such exercise plus the aggregate consideration, if any, actually received by LifeMap for the issuance, sale or grant of all such rights, options, warrants, or conversion or exchange rights whether or not exercised.  Except as provided in this paragraph, no reduction in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option or increase in the Exercise Price shall be made as a result of the issuance or distribution of rights, options or warrants, or convertible or exchangeable securities as described in paragraphs (b) or (c) of this Section 3.

4.            RESTRICTIONS ON TRANSFER.

(a)          Transfer.  This Option is personal to the Purchaser and may not be sold, transferred or assigned, except (i) to a successor in interest of the Purchaser as a result of any consolidation of the Purchaser with or merger of the Purchaser into another Person, (ii) to another Purchaser (as defined in the Securities Purchase Agreement) or (iii) to another Person as part of a sale of all or substantially all the property of the Purchaser to such other Person.
(b)          Restrictions on Transfer of LifeMap Shares.

(i)    Any LifeMap Shares purchased by Purchaser upon the exercise of this Option, may not be sold, pledged, hypothecated, transferred or assigned, in whole or in part, unless (A) a registration statement under the 1933 Act and under any applicable state securities laws is effective therefor or (B) an exemption from such registration is then available and an opinion of counsel, reasonably acceptable to LifeMap and the Transfer Agent, if any, has been rendered stating that such sale, pledge, hypothecation, transfer or assignment will not violate the 1933 Act. Notwithstanding anything to the contrary contained herein (x) the LifeMap Shares may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the securities and no legal opinion shall be required therefor and (y) no representation, warranty, covenant or opinion shall be required for the sale, pledge, hypothecation, transfer or assignment of any LifeMap Shares if a registration statement with respect to the resale of such LifeMap Shares is effective at the time of any such sale, pledge, hypothecation, transfer or assignment.

(ii)    As a condition precedent to the registration of transfer of any certificates representing LifeMap Shares upon the exercise of this Option or transfer of LifeMap Shares, the Company and LifeMap shall be entitled to obtain a letter or other instrument from the Purchaser containing such covenants, representations or warranties by such Purchaser similar to those contained in this Section 4 as reasonably deemed necessary by the Company or LifeMap to effect compliance by the Company or LifeMap with the requirements of the 1933 Act and any other applicable federal and/or state securities laws.

(iii)   Any sale, pledge, hypothecation, transfer, or assignment of this Option or LifeMap Shares in violation of the foregoing restrictions shall be deemed null and void and of no binding effect.

(iv)   The Company will, and will request that LifeMap will, issue instructions to any Transfer Agent and registrar of the Common Stock to refuse to register the transfer of any LifeMap Shares not made pursuant to registration under the 1933 Act and applicable state securities laws, or pursuant to an available exemption from registration under the 1933 Act and applicable state securities laws.

(v)  The LifeMap Shares shall bear an appropriate legend, conspicuously disclosing the restrictions on transfer, under this Section 4, until the same are registered for sale under the 1933 Act or are transferred in a transaction exempt from registration under the 1933 Act entitling the transferee to receive securities that are not deemed to be “restricted securities” as such term is defined in Rule 144 under the 1933 Act.  The Company agrees that upon the sale of LifeMap Shares pursuant to a registration statement or an exemption entitling the transferee to receive securities that are not deemed to be “restricted securities,” or at such time as registration under the 1933 Act shall no longer be required, upon the presentation of the certificates containing such a legend to the transfer agent or warrant agent, if any, it will request removal of such legend; provided, that unless the request for removal of the legend is in connection with a sale registered under the 1933 Act, the Purchaser shall have provided an opinion of counsel, acceptable to the Company and the Transfer Agent to the effect that such legend may be removed in compliance with the 1933 Act.

(c)          Investment Representations.  Each Purchaser makes the following representations, severally and not jointly and severally, in connection with its acquisition of this Option and any LifeMap Shares upon the exercise of this Option:

(i)    Purchaser has made such investigation of LifeMap as Purchaser deemed appropriate for determining to acquire (and thereby make an investment in) this Option and LifeMap Shares, and in making such investigation Purchaser has had access to such financial and other information concerning LifeMap as Purchaser requested.  Purchaser is relying on the information communicated to Purchaser in writing by LifeMap or the Company.  Purchaser has not relied on any statement or representations inconsistent with those communicated to Purchaser in writing by LifeMap or the Company. Purchaser has had a reasonable opportunity to ask questions of and receive answers from the executive officers of LifeMap and the Company concerning LifeMap, and to obtain additional information, to the extent possessed or obtainable by LifeMap or the Company without unreasonable effort or expense, necessary to verify the information communicated or provided to Purchaser.  All such questions have been answered to Purchaser’s satisfaction.

(ii)    Purchaser is acquiring this Option and upon exercise of this Option will purchase LifeMap Shares solely for Purchaser's own account, and Purchaser has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the LifeMap Shares or this Option; provided, that this representation and warranty shall not prohibit Purchaser from selling LifeMap Shares in the ordinary course of business pursuant to a registration statement under the 1933 Act or otherwise in compliance with the 1933 Act and applicable state securities or “blue sky” laws.

(iii)   Purchaser is an “accredited investor” as defined in Rule 501 under the 1933 Act.

(iv)   Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in this Option and LifeMap Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in this Option and LifeMap Shares and, at the present time, is able to afford a complete loss of such investment.

5.             REGISTRATION RIGHTS.  The Company hereby covenants and agrees that in the event the Company receives any registration rights from LifeMap in respect of any shares of Common Stock owned by the Company, simultaneously with the exercise of any such registration rights at any time that this Option remains exercisable in whole or in part, the Company shall cause LifeMap to register all of the LifeMap Shares issuable to the Purchaser as of the applicable date of determination pursuant to the terms of this Option. The Company acknowledges and agrees that prior to excluding any LifeMap Shares from any registration statement, it shall first exclude all other shares of Common Stock owned by the Company other than any shares of Common Stock that are subject to an option provided to another Purchaser (as defined in the Securities Purchase Agreement) which shall be subject to exclusion on a pro rata basis with all other Purchasers (as defined in the Securities Purchase Agreement).  The Company shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, including, without limitation, any assignment of any registration rights with respect to the Common Stock purchasable pursuant to this Option granted to the Company under any registration rights agreement by LifeMap and the Company or under any registration statement, as Purchaser may reasonably request in order to carry out the intent and accomplish the purposes of this Section 5.

6.            NONCIRCUMVENTION.  The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, and will at all times in good faith carry out all the provisions of this Option and take all action as may be required to protect the rights of the Purchaser.  Without limiting the generality of the foregoing, the Company shall continue to hold a sufficient number of LifeMap Shares to permit Purchaser to exercise this Option in full. The Company will, and will request that LifeMap will, issue instructions to any Transfer Agent and registrar of the Common Stock to refuse to register the transfer of any LifeMap Shares in violation of the immediately preceding sentence.

7.             PURCHASER NOT DEEMED A LIFEMAP SHAREHOLDER.  The Purchaser, solely in such Person's capacity as the holder of this Option, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of LifeMap for any purpose, nor shall anything contained in this Option be construed to confer upon the Purchaser, solely in such Person's capacity as the holder of this Option, any of the rights of a shareholder of LifeMap or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the purchase of the LifeMap Shares through the due exercise of this Option.  In addition, nothing contained in this Option shall be construed as imposing any liabilities on the Purchaser to purchase any securities or as a shareholder of the Company or LifeMap (other than upon exercise of this Option), whether such liabilities are asserted by the Company or LifeMap or by their respective creditors.  Notwithstanding this Section, the Company shall provide the Purchaser with copies of such notices and other information given to the Common Stock holders of LifeMap generally, promptly after receipt thereof by the Company, unless the Company believes that such information is material, nonpublic information regarding the Company or LifeMap.

8.             NOTICES.  Any notice pursuant to this Agreement by the Purchaser to the Company shall be in writing and shall be delivered in person, or mailed first class, postage prepaid, or sent by air delivery service or by facsimile transmission (FAX) or email to the Company, at its office, Attention: Chief Financial Officer.  The address of the principal office of the Company is 1301 Harbor Bay Parkway, Alameda, California 94502; FAX (510) 521-3389; email rpeabody@biotimemail.com.  Any notice given pursuant to this Agreement by the Company to the Purchaser shall be in writing and shall be mailed first class, postage prepaid, or sent by air delivery service, or by facsimile transmission (FAX) or email or otherwise delivered to the Purchaser at the Purchaser’s address shown on the signature page of this Option.  Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

9.             AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Option may only be amended by a written instrument signed by the Company and the Purchaser.

10.           GOVERNING LAW; JURISDICTION.  This Option shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Option shall be governed by, the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.  The Company and the Purchaser hereby irrevocably submit to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York and the County of Alameda and the United States District Court for the Northern District of California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

11.           CONSTRUCTION; HEADINGS.  This Option shall be deemed to be jointly drafted by the Company and Purchaser and shall not be construed against any Person as the drafter hereof.  The headings of this Option are for convenience of reference and shall not form part of, or affect the interpretation of, this Option.

12.           DISPUTE RESOLUTION.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the LifeMap Shares purchasable upon cancellation of Warrants in connection with the exercise of this Option, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Purchaser.  If the Purchaser and the Company are unable to agree upon such determination or calculation of the Exercise Price or the LifeMap Shares within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Purchaser, then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Purchaser or (b) the disputed arithmetic calculation of the LifeMap Shares to the Company's independent, outside accountant.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Purchaser of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations.  Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13.           REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Option shall be cumulative and in addition to all other remedies available under this Option, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Purchaser to pursue actual damages for any failure by the Company to comply with the terms of this Option.

14.           SEVERABILITY.  If any provision of this Option is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Option so long as this Option as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

15.           COMPANY'S REPRESENTATIONS AND WARRANTIES.  The Company has the power and authority to execute and deliver this Option and to perform all of its obligations hereunder.  This Option has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with its terms subject to:  (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) general principles of equity.  Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of the Option or the LifeMap Shares to be integrated with prior offerings by the Company or LifeMap for purposes of registration of any of the LifeMap Shares under the 1933 Act or of any applicable shareholder approval provisions of the NYSE MKT.  There is no lawsuit, arbitration proceeding, or administrative action  or proceeding pending or threatened against the Company which questions the validity of this Option or any action taken or to be taken by the Company in connection with this Option or the transfer of the LifeMap Shares hereunder. The execution and delivery of this Option and consummation of the transactions contemplated by this Option (a) do not and will not violate any provisions of (i) any rule, regulation, statute, or law, (ii) the terms of any order, writ or decree of any court or judicial or regulatory authority or body, (iii) the Articles of Incorporation or bylaws of the Company, or (iv) the rules and regulations of the NYSE MKT applicable to the listing of the Company’s common shares, (b) will not conflict with or result in a breach of any condition or provision or constitute a default under or pursuant to the terms of any Material Contract (as defined in the Securities Purchase Agreement), and (c) will not result in the creation or imposition of any lien, charge or encumbrance upon any of the LifeMap Shares (other than pursuant to this Option) or upon any of the assets or properties of the Company.

16.           CERTAIN DEFINITIONS.  For purposes of this Option, the following terms shall have the following meanings:

(a)          "1933 Act" means the Securities Act of 1933, as amended.

(b)          "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(c)          "Attribution Parties" means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Purchaser's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Purchaser or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a “group” within the meaning of Section 13(d) of the Exchange Act and Rule 13d-5 thereunder, together with the Purchaser or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company's Common Stock would or could be aggregated with the Purchaser's and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act.  For clarity, the purpose of the foregoing is to subject collectively the Purchaser and all other Attribution Parties to the Maximum Percentage.

(d)          "Bloomberg" means Bloomberg Financial Markets.

(e)          "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(f)          "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg.  If the Company and the Purchaser are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

(g)          "Common Stock" means (i) the Common Stock, no par value per share, of LifeMap, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(h)          "Eligible Market" means the NYSE, the NYSE MKT, The NASDAQ Global Market, The NASDAQ Global Select Market, the NASDAQ Capital Market, or the OTC Bulletin Board.

(i)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)           "Expiration Date" has the meaning ascribed in Section 1, provided, that, if June 5, 2016 falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a "Holiday"), the next day that is not a Holiday shall apply.

(k)          "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(l)          "Principal Market" means the principal Eligible Market on which the Common Stock trades.

(m)          "Trading Day" means any day on which the Common Stock is traded on the Principal Market, provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Purchaser have caused this Option Agreement to be duly executed as of the Effective Date.

BIOTIME, INC.

By:	/s/ Robert W. Peabody
Name: Robert W. Peabody
Title: Sr. VP

PURCHASER

By: Empery Asset Management, LP, its authorized agent

By: Empery AM GP, LLC

By:	/s/ Ryan M. Lane
Name: Ryan M. Lane
Title: Managing Member

EXHIBIT A

EXERCISE NOTICE
TO BE EXECUTED BY THE REGISTERED PURCHASER TO EXERCISE THIS
OPTION TO PURCHASE LIFEMAP COMMON STOCK

BIOTIME, INC.

The undersigned Purchaser hereby exercises the right to purchase _________________ shares of Common Stock ("LifeMap Shares") of LifeMap Sciences, Inc., a California corporation, held by BioTime, Inc. (the "Company"), pursuant to the attached Option Agreement and:

Check One:

___            A.  Tenders herewith payment of the Aggregate Option Exercise Price in full in the form of a bank wire transfer to the account of the Company in the amount of $______________;

or

___            B.  Hereby cancels that number of Warrants required to be cancelled in lieu of cash in a Cashless Exercise pursuant to Section 2(d) of the Option Agreement.

Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Option Agreement.

Date: _______________ __, ______

Name of Registered Purchaser

By:
Name:
Title:

[NOTE:  The above signature should correspond exactly with the name of the Purchaser in the Option Agreement]

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [Transfer Agent] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated   from the Company and acknowledged and agreed to by [Transfer Agent].

BIOTIME, INC.

By:
Name:
Title:

OPTION AGREEMENT

This Option Agreement (“Option”) is entered into as of June 6, 2013 (the “Effective Date”) by BioTime, Inc., a California corporation (the "Company"), and Phylis M. Esposito (the “Purchaser”) in connection that certain Stock and Warrant Purchase Agreement, dated June 3, 2013, between the Company and Purchaser (the “Securities Purchase Agreement”).

1.             GRANT OF OPTION.

(a)          Option.  The Company hereby grants to Purchaser the option (the “Option”), in lieu of exercising some or all of the Warrants to purchase shares of common stock of the Company issued to the Purchaser pursuant to the Securities Purchase Agreement dated as of even date herewith (the “Warrants” and the certificate representing such Warrants, the "Warrant Certificate"), to cancel each such unexercised Warrant and purchase from the Company, at the Exercise Price (as defined below) then in effect, one (1) share of Common Stock of LifeMap Sciences, Inc. (“LifeMap”) owned by BioTime, subject to adjustment as provided herein (the “LifeMap Shares”), free of any liens and charges and preemptive or similar rights.  The Option shall expire if not exercised on or before the earlier to occur of (a) 5:00 p.m. New York time on June 5, 2016 and (b) the date on which all of the Warrants (as defined below) shall have been exercised in full, or sold or transferred otherwise than in a sale or transfer described in Section 4(a) (the “Expiration Date”).

(b)          Minimum Exercise.  This Option may be exercised by Purchaser in whole or in part; provided, however, that any partial exercise of this Option shall not be for less than the lower of (i) 10,000 LifeMap Shares and (ii) all of the remaining LifeMap Shares that are issuable as of the applicable date of determination upon the exercise of the Option held by the Purchaser pursuant to the terms hereof.

2.            EXERCISE OF OPTION

(a)          Mechanics of Exercise.  Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(b) and Section 4), this Option may be exercised by the Purchaser at any time or times on or after the Effective Date, in whole or in part, subject to Section 1(b), by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), duly completed and executed by Purchaser, stating Purchaser's election to exercise this Option, the number of Warrants being cancelled upon exercise of this Option and the number of LifeMap Shares being purchased, and (ii) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of LifeMap Shares purchasable upon cancellation of one Warrant multiplied by the number of Warrants being cancelled (the "Aggregate Option Exercise Price") by wire transfer of immediately available funds, or, if the provisions of Section 2(d) are applicable, (B) by notifying the Company that the Option is being exercised pursuant to a Cashless Exercise (as defined in Section 2(d)).  The Holder shall not be required to deliver the original Warrant Certificate in order to effect an exercise hereunder.  However, once the Option has been exercised in full, following the final exercise thereof, the Holder shall promptly return the original Warrant Certificate to the Company for cancellation.  Execution and delivery of the Exercise Notice with respect to less than all of the Option shall have the same effect as cancellation of the original Warrant Certificate and issuance of a new Warrant Certificate evidencing the remaining number of Warrants (after deduction of the number of Warrants cancelled in connection with the exercise of the Option).  On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Notice to the Purchaser and the transfer agent of the LifeMap Shares (the "Transfer Agent"), if any.  On or before the third (3rd) Trading Day following the date on which the Company has received the Exercise Notice, so long as the Purchaser delivers Aggregate Option Exercise Price (or, if applicable, notice of a Cashless Exercise) on or prior to the second (2nd) Trading Day following the date on which the Company has received the Exercise Notice (the "Share Delivery Date") (provided that if the Aggregate Option Exercise Price has not been delivered by such date, the Share Delivery Date shall be one (1) Trading Day after the Aggregate Option Exercise Price is delivered), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, credit such aggregate number of LifeMap Shares to which the Purchaser is entitled pursuant to such exercise to the Purchaser's or its designee's balance account with DTC through its Deposit / Withdrawal At Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, or if there is no Transfer Agent, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in LifeMap's share in the name of the Purchaser or its designee, for the number of LifeMap Shares to which the Purchaser is entitled pursuant to such exercise.  The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the transfer of LifeMap Shares to the Purchaser via DTC, if any.  No fractional LifeMap Shares are to be issued upon the exercise of this Option, but rather the number of LifeMap Shares to be issued shall be rounded down to the nearest whole number and the Company shall refund in cash to Purchaser the portion of the Exercise Price allocable to the fraction of a LifeMap Share not issued.  The Company shall pay any and all taxes which may be payable with respect to the transfer of LifeMap Shares to the Purchaser upon exercise of this Option.

(b)          Exercise Price.  "Exercise Price" means the price payable for the purchase of each LifeMap Share upon cancellation of a Warrant in connection with exercise of this Option, which shall initially be $4.00, and shall be subject to adjustment as provided herein.

(c)          Reissue of Warrant Certificate.  Upon the exercise of this Option in part, and provided that Purchaser shall have delivered the Warrant Certificate(s) to the Company as permitted under Section 2(a), to the extent that Purchaser continues to hold any unexercised Warrants, the Company shall issue to Purchaser a replacement Warrant Certificate for the number of Warrants that remain unexercised after taking into account the partial exercise of the Option.

(d)         Cashless Exercise.  Notwithstanding anything contained herein to the contrary, if the Common Stock is then traded on an Eligible Market and a registration statement under the 1933 Act permitting the resale of the LifeMap Shares is not in effect under the 1933 Act, the Purchaser may, in its sole discretion, exercise this Option in whole or in part by electing in lieu of paying the Aggregate Option Exercise Price in cash, to receive upon such exercise the "Net Number" of LifeMap Shares determined according to the following formula (a "Cashless Exercise"):

Net Number = (A x B) - (A x C)
B

For purposes of the foregoing formula:

A= the total number of LifeMap Shares with respect to which this Option is then being exercised as stated in the Exercise Notice.

B= the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect at the time of such exercise.

In such event, a number of Warrants equal to the Warrants that would be cancelled if such exercise was effected by paying the Exercise Price in cash shall be cancelled, and the number of Warrants remaining for exercise by Purchaser shall be reduced by the number of Warrants so cancelled, and execution and delivery of the Exercise Notice with respect to less than all of the LifeMap Shares purchasable pursuant to this Option shall have the same effect as cancellation of the original Warrant Certificate and issuance of a new Warrant Certificate evidencing the remaining number of Warrants (after deduction of the number of Warrants cancelled in connection with the exercise of the Option).

(e)          Company's Failure to Timely Deliver Securities.  If the Company shall fail for any reason or for no reason to transfer to the Purchaser, or cause LifeMap to issue, on or prior to the Share Delivery Date, a certificate for the number of LifeMap Shares to which the Purchaser is entitled and cause such LifeMap Shares to be registered on LifeMap's share register or to credit the Purchaser's balance account with DTC for such number of LifeMap Shares to which the Purchaser is entitled upon the Purchaser's exercise of this Option , as applicable, then, in addition to all other remedies available to the Purchaser, the Company (X) shall pay in cash to the Purchaser on each day after such third (3rd) Trading Day that the transfer of such LifeMap Shares is not timely effected an amount equal to 1.5% of the product of (A) the sum of the number of LifeMap Shares not transferred to the Purchaser on a timely basis and to which the Purchaser is entitled and (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have transferred such LifeMap Shares to the Purchaser without violating Section 2(a), or if the LifeMap Shares are then not traded on an Eligible Market, the Exercise Price, and (Y) the Purchaser, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any Warrants cancelled in connection with such voided exercise; provided that the voiding of an exercise shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 2(e) or otherwise.  In addition to the foregoing, if on or prior to the Share Delivery Date, the Company shall fail to transfer, or cause LifeMap to issue, a certificate to the Purchaser and cause the registration of such LifeMap Shares on LifeMap's share register or credit the Purchaser's balance account with DTC for the number of shares of Common Stock to which the Purchaser is entitled upon the Purchaser's exercise hereunder or pursuant to the Company's obligation pursuant to clause (ii) below, as applicable, and if on or after such Trading Day the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of shares of Common Stock issuable upon such exercise that the Purchaser anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Purchaser's request and in the Purchaser's discretion, either (i) pay cash to the Purchaser in an amount equal to the Purchaser's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to transfer LifeMap Shares) or credit such Purchaser's balance account with DTC for such LifeMap Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Purchaser a certificate or certificates representing such shares of Common Stock or credit such Purchaser's balance account with DTC and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.  Nothing shall limit the Purchaser's right to pursue a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing LifeMap Shares (or to electronically deliver such LifeMap Shares) upon the exercise of this Option as required pursuant to the terms hereof.

(f)          Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the LifeMap Shares, the Company shall promptly transfer to the Purchaser the number of LifeMap Shares that are not disputed and resolve such dispute in accordance with Section 12.

3.             ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF LIFEMAP SHARES.  The Exercise Price and the number of LifeMap Shares purchasable hereunder shall be adjusted from time to time as follows:

(a)          Prorata Adjustments.  If LifeMap, at any time after the Effective Date, shall (A) pay a dividend in Common Stock or make a distribution in Common Stock, (B) subdivide its outstanding Common Stock, (C) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (D) reclassify or change (including a change to the right to receive, or a change into, as the case may be (other than with respect to a merger or consolidation pursuant to the exercise of appraisal rights), shares of stock, other securities, property, cash or any combination thereof) its Common Stock (including any such reclassification or change in connection with a consolidation or merger in which LifeMap is the surviving corporation), the number of LifeMap Shares purchasable hereunder upon cancellation of each Warrant in connection with the exercise of this Option immediately prior thereto shall be adjusted so that the Purchaser shall be entitled to receive from the Company the kind and number of shares of Common Stock or other securities of LifeMap or other property which the Purchaser would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been cancelled in connection with the exercise of this Option immediately prior to the happening of such event or any record date with respect thereto.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)          Options, Warrants and Rights.  If LifeMap at any time after the Effective Date, shall issue rights, options or warrants to all holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase Common Stock at a price per share which is lower at the record date mentioned below than the then Current Market Price (as defined in paragraph (d) below) per share of the Common Stock, the number of LifeMap Shares thereafter purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be determined by multiplying the number of LifeMap Shares theretofore purchasable upon cancellation of each Warrant in connection with the exercise of this Option by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase in connection with such rights, options or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate exercise price of the total number of shares of Common Stock issuable upon exercise of such rights, options or warrants would purchase at the Current Market Price per share of the Common Stock (as determined pursuant to paragraph (d) below) at such record date.  Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants

(c)          Distribution of Indebtedness or Assets.  If LifeMap at any time after the Effective Date, shall distribute to all holders of its Common Stock (including any distribution made in connection with a merger in which LifeMap is the surviving corporation) evidences of its indebtedness or assets (excluding cash, dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of LifeMap Shares thereafter purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be determined by multiplying the number of LifeMap Shares theretofore purchasable upon cancellation of each Warrant in connection with the exercise of this Option by a fraction, of which the numerator shall be the then Current Market Price per share of Common Stock (as determined pursuant to paragraph (d) below) on the date of such distribution, and of which the denominator shall be the then Current Market Price per share of Common Stock, less the then fair value (as determined in good faith by the Board of Directors of the Company whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one LifeMap Share.  Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

(d)          Current Market Price.  For the purpose of any computation under paragraphs (b) and (c) of this Section, the "Current Market Price" per share of Common Stock at any date shall be the average of the daily Closing Sale Prices for the 20 consecutive Trading Days ending one Trading Day prior to the date of such computation.  If the Current Market Price of the Common Stock cannot be so determined, the Board of Directors of the Company shall reasonably determine in good faith the Current Market Price on the basis of such quotations or other sales information as is available.

(e)          Minimum Adjustment.  No adjustment pursuant to paragraphs (b) and (c) of this Section 3 in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of LifeMap Shares purchasable upon cancellation of such Warrant; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in the determination of any subsequent adjustment.  All calculations shall be made with respect to the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option, to the nearest tenth of a share and with respect to the Exercise Price payable hereunder, to the nearest whole cent.

(f)          Adjustment of Exercise Price.  Whenever the number of LifeMap Shares purchasable upon the exercise of this Option is adjusted, as herein provided, the Exercise Price payable upon exercise of this Option shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of LifeMap Shares purchasable upon the exercise of this Option immediately prior to such adjustment, and of which the denominator shall be the number of LifeMap Shares purchasable immediately thereafter.

(g)          Distribution in Lieu of Adjustment.  No adjustment in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option need be made under paragraphs (b) and (c) of this Section 3 if the Company delivers to the Purchaser the rights options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which the Purchaser would have been entitled to receive had this Option been exercised in full prior to the happening of such event or the record date with respect thereto.  No adjustment need be made for a change in the par value of the LifeMap Shares.

(h)          Notice of Adjustment.  Whenever the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option or the Exercise Price of such LifeMap Shares is adjusted, as herein provided, the Company shall promptly, in any event within ten (10) days send to the Purchaser notice of such adjustment or adjustments.  Such notice shall set forth the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option and the Exercise Price of such LifeMap Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

(i)           No Adjustment for Dividends.  Except as provided in this Section 3, no adjustment in respect of any dividends shall be made during the term of this Option or upon the exercise of this Option.

(j)          Readjustment of Number of LifeMap Shares and Exercise Price; Certain Limitations.   If an adjustment of the number of LifeMap Shares purchasable upon cancellation of each Warrant or the Exercise Price has been made as a result of the issuance of rights, options or warrants as provided in paragraph (b), or rights, options or warrants or convertible or exchangeable securities as provided in paragraph (c), of this Section 3, upon the expiration of any such rights, options, or warrants, or conversion or exchange privileges under convertible or exchangeable securities, without exercise thereof, the Exercise Price and the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants, or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by LifeMap upon such exercise plus the aggregate consideration, if any, actually received by LifeMap for the issuance, sale or grant of all such rights, options, warrants, or conversion or exchange rights whether or not exercised.  Except as provided in this paragraph, no reduction in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option or increase in the Exercise Price shall be made as a result of the issuance or distribution of rights, options or warrants, or convertible or exchangeable securities as described in paragraphs (b) or (c) of this Section 3.

4.             RESTRICTIONS ON TRANSFER.

(a)          Transfer.  This Option is personal to the Purchaser and may not be sold, transferred or assigned, except (i) to a successor in interest of the Purchaser as a result of any consolidation of the Purchaser with or merger of the Purchaser into another Person, (ii) to another Purchaser (as defined in the Securities Purchase Agreement) or (iii) to another Person as part of a sale of all or substantially all the property of the Purchaser to such other Person.

(b)          Restrictions on Transfer of LifeMap Shares.

(i)    Any LifeMap Shares purchased by Purchaser upon the exercise of this Option, may not be sold, pledged, hypothecated, transferred or assigned, in whole or in part, unless (A) a registration statement under the 1933 Act and under any applicable state securities laws is effective therefor or (B) an exemption from such registration is then available and an opinion of counsel, reasonably acceptable to LifeMap and the Transfer Agent, if any, has been rendered stating that such sale, pledge, hypothecation, transfer or assignment will not violate the 1933 Act. Notwithstanding anything to the contrary contained herein (x) the LifeMap Shares may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the securities and no legal opinion shall be required therefor and (y) no representation, warranty, covenant or opinion shall be required for the sale, pledge, hypothecation, transfer or assignment of any LifeMap Shares if a registration statement with respect to the resale of such LifeMap Shares is effective at the time of any such sale, pledge, hypothecation, transfer or assignment.

(ii)    As a condition precedent to the registration of transfer of any certificates representing LifeMap Shares upon the exercise of this Option or transfer of LifeMap Shares, the Company and LifeMap shall be entitled to obtain a letter or other instrument from the Purchaser containing such covenants, representations or warranties by such Purchaser similar to those contained in this Section 4 as reasonably deemed necessary by the Company or LifeMap to effect compliance by the Company or LifeMap with the requirements of the 1933 Act and any other applicable federal and/or state securities laws.

(iii)    Any sale, pledge, hypothecation, transfer, or assignment of this Option or LifeMap Shares in violation of the foregoing restrictions shall be deemed null and void and of no binding effect.

(iv)   The Company will, and will request that LifeMap will, issue instructions to any Transfer Agent and registrar of the Common Stock to refuse to register the transfer of any LifeMap Shares not made pursuant to registration under the 1933 Act and applicable state securities laws, or pursuant to an available exemption from registration under the 1933 Act and applicable state securities laws.

(v)  The LifeMap Shares shall bear an appropriate legend, conspicuously disclosing the restrictions on transfer, under this Section 4, until the same are registered for sale under the 1933 Act or are transferred in a transaction exempt from registration under the 1933 Act entitling the transferee to receive securities that are not deemed to be “restricted securities” as such term is defined in Rule 144 under the 1933 Act.  The Company agrees that upon the sale of LifeMap Shares pursuant to a registration statement or an exemption entitling the transferee to receive securities that are not deemed to be “restricted securities,” or at such time as registration under the 1933 Act shall no longer be required, upon the presentation of the certificates containing such a legend to the transfer agent or warrant agent, if any, it will request removal of such legend; provided, that unless the request for removal of the legend is in connection with a sale registered under the 1933 Act, the Purchaser shall have provided an opinion of counsel, acceptable to the Company and the Transfer Agent to the effect that such legend may be removed in compliance with the 1933 Act.

(c)          Investment Representations.  Each Purchaser makes the following representations, severally and not jointly and severally, in connection with its acquisition of this Option and any LifeMap Shares upon the exercise of this Option:

(i)    Purchaser has made such investigation of LifeMap as Purchaser deemed appropriate for determining to acquire (and thereby make an investment in) this Option and LifeMap Shares, and in making such investigation Purchaser has had access to such financial and other information concerning LifeMap as Purchaser requested.  Purchaser is relying on the information communicated to Purchaser in writing by LifeMap or the Company.  Purchaser has not relied on any statement or representations inconsistent with those communicated to Purchaser in writing by LifeMap or the Company. Purchaser has had a reasonable opportunity to ask questions of and receive answers from the executive officers of LifeMap and the Company concerning LifeMap, and to obtain additional information, to the extent possessed or obtainable by LifeMap or the Company without unreasonable effort or expense, necessary to verify the information communicated or provided to Purchaser.  All such questions have been answered to Purchaser’s satisfaction.

(ii)    Purchaser is acquiring this Option and upon exercise of this Option will purchase LifeMap Shares solely for Purchaser's own account, and Purchaser has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the LifeMap Shares or this Option; provided, that this representation and warranty shall not prohibit Purchaser from selling LifeMap Shares in the ordinary course of business pursuant to a registration statement under the 1933 Act or otherwise in compliance with the 1933 Act and applicable state securities or “blue sky” laws.

(iii)   Purchaser is an “accredited investor” as defined in Rule 501 under the 1933 Act.

(iv)   Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in this Option and LifeMap Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in this Option and LifeMap Shares and, at the present time, is able to afford a complete loss of such investment.

5.             REGISTRATION RIGHTS.  The Company hereby covenants and agrees that in the event the Company receives any registration rights from LifeMap in respect of any shares of Common Stock owned by the Company, simultaneously with the exercise of any such registration rights at any time that this Option remains exercisable in whole or in part, the Company shall cause LifeMap to register all of the LifeMap Shares issuable to the Purchaser as of the applicable date of determination pursuant to the terms of this Option. The Company acknowledges and agrees that prior to excluding any LifeMap Shares from any registration statement, it shall first exclude all other shares of Common Stock owned by the Company other than any shares of Common Stock that are subject to an option provided to another Purchaser (as defined in the Securities Purchase Agreement) which shall be subject to exclusion on a pro rata basis with all other Purchasers (as defined in the Securities Purchase Agreement).  The Company shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, including, without limitation, any assignment of any registration rights with respect to the Common Stock purchasable pursuant to this Option granted to the Company under any registration rights agreement by LifeMap and the Company or under any registration statement, as Purchaser may reasonably request in order to carry out the intent and accomplish the purposes of this Section 5.

6.             NONCIRCUMVENTION.  The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, and will at all times in good faith carry out all the provisions of this Option and take all action as may be required to protect the rights of the Purchaser.  Without limiting the generality of the foregoing, the Company shall continue to hold a sufficient number of LifeMap Shares to permit Purchaser to exercise this Option in full. The Company will, and will request that LifeMap will, issue instructions to any Transfer Agent and registrar of the Common Stock to refuse to register the transfer of any LifeMap Shares in violation of the immediately preceding sentence.

7.             PURCHASER NOT DEEMED A LIFEMAP SHAREHOLDER.  The Purchaser, solely in such Person's capacity as the holder of this Option, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of LifeMap for any purpose, nor shall anything contained in this Option be construed to confer upon the Purchaser, solely in such Person's capacity as the holder of this Option, any of the rights of a shareholder of LifeMap or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the purchase of the LifeMap Shares through the due exercise of this Option.  In addition, nothing contained in this Option shall be construed as imposing any liabilities on the Purchaser to purchase any securities or as a shareholder of the Company or LifeMap (other than upon exercise of this Option), whether such liabilities are asserted by the Company or LifeMap or by their respective creditors.  Notwithstanding this Section, the Company shall provide the Purchaser with copies of such notices and other information given to the Common Stock holders of LifeMap generally, promptly after receipt thereof by the Company, unless the Company believes that such information is material, nonpublic information regarding the Company or LifeMap.

8.             NOTICES.  Any notice pursuant to this Agreement by the Purchaser to the Company shall be in writing and shall be delivered in person, or mailed first class, postage prepaid, or sent by air delivery service or by facsimile transmission (FAX) or email to the Company, at its office, Attention: Chief Financial Officer.  The address of the principal office of the Company is 1301 Harbor Bay Parkway, Alameda, California 94502; FAX (510) 521-3389; email rpeabody@biotimemail.com.  Any notice given pursuant to this Agreement by the Company to the Purchaser shall be in writing and shall be mailed first class, postage prepaid, or sent by air delivery service, or by facsimile transmission (FAX) or email or otherwise delivered to the Purchaser at the Purchaser’s address shown on the signature page of this Option.  Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

9.             AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Option may only be amended by a written instrument signed by the Company and the Purchaser.

10.           GOVERNING LAW; JURISDICTION.  This Option shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Option shall be governed by, the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.  The Company and the Purchaser hereby irrevocably submit to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York and the County of Alameda and the United States District Court for the Northern District of California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

11.           CONSTRUCTION; HEADINGS.  This Option shall be deemed to be jointly drafted by the Company and Purchaser and shall not be construed against any Person as the drafter hereof.  The headings of this Option are for convenience of reference and shall not form part of, or affect the interpretation of, this Option.

12.           DISPUTE RESOLUTION.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the LifeMap Shares purchasable upon cancellation of Warrants in connection with the exercise of this Option, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Purchaser.  If the Purchaser and the Company are unable to agree upon such determination or calculation of the Exercise Price or the LifeMap Shares within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Purchaser, then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Purchaser or (b) the disputed arithmetic calculation of the LifeMap Shares to the Company's independent, outside accountant.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Purchaser of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations.  Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13.          REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Option shall be cumulative and in addition to all other remedies available under this Option, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Purchaser to pursue actual damages for any failure by the Company to comply with the terms of this Option.

14.           SEVERABILITY.  If any provision of this Option is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Option so long as this Option as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

15.           COMPANY'S REPRESENTATIONS AND WARRANTIES.  The Company has the power and authority to execute and deliver this Option and to perform all of its obligations hereunder.  This Option has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with its terms subject to:  (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) general principles of equity.  Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of the Option or the LifeMap Shares to be integrated with prior offerings by the Company or LifeMap for purposes of registration of any of the LifeMap Shares under the 1933 Act or of any applicable shareholder approval provisions of the NYSE MKT.  There is no lawsuit, arbitration proceeding, or administrative action  or proceeding pending or threatened against the Company which questions the validity of this Option or any action taken or to be taken by the Company in connection with this Option or the transfer of the LifeMap Shares hereunder. The execution and delivery of this Option and consummation of the transactions contemplated by this Option (a) do not and will not violate any provisions of (i) any rule, regulation, statute, or law, (ii) the terms of any order, writ or decree of any court or judicial or regulatory authority or body, (iii) the Articles of Incorporation or bylaws of the Company, or (iv) the rules and regulations of the NYSE MKT applicable to the listing of the Company’s common shares, (b) will not conflict with or result in a breach of any condition or provision or constitute a default under or pursuant to the terms of any Material Contract (as defined in the Securities Purchase Agreement), and (c) will not result in the creation or imposition of any lien, charge or encumbrance upon any of the LifeMap Shares (other than pursuant to this Option) or upon any of the assets or properties of the Company.

16.           CERTAIN DEFINITIONS.  For purposes of this Option, the following terms shall have the following meanings:

(a)          "1933 Act" means the Securities Act of 1933, as amended.

(b)          "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(c)          "Attribution Parties" means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Purchaser's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Purchaser or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a “group” within the meaning of Section 13(d) of the Exchange Act and Rule 13d-5 thereunder, together with the Purchaser or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company's Common Stock would or could be aggregated with the Purchaser's and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act.  For clarity, the purpose of the foregoing is to subject collectively the Purchaser and all other Attribution Parties to the Maximum Percentage.

(d)          "Bloomberg" means Bloomberg Financial Markets.

(e)          "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(f)          "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg.  If the Company and the Purchaser are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

(g)          "Common Stock" means (i) the Common Stock, no par value per share, of LifeMap, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(h)          "Eligible Market" means the NYSE, the NYSE MKT, The NASDAQ Global Market, The NASDAQ Global Select Market, the NASDAQ Capital Market, or the OTC Bulletin Board.

(i)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)           "Expiration Date" has the meaning ascribed in Section 1, provided, that, if June 5, 2016 falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a "Holiday"), the next day that is not a Holiday shall apply.

(k)          "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(l)          "Principal Market" means the principal Eligible Market on which the Common Stock trades.

(m)          "Trading Day" means any day on which the Common Stock is traded on the Principal Market, provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Purchaser have caused this Option Agreement to be duly executed as of the Effective Date.

BIOTIME, INC.

By:	/s/ Robert W. Peabody
Name: Robert W. Peabody
Title: Sr. VP

PURCHASER

By:	/s/ Phylis M. Esposito
Name: Phylis M. Esposito
Title:

EXHIBIT A

EXERCISE NOTICE
TO BE EXECUTED BY THE REGISTERED PURCHASER TO EXERCISE THIS
OPTION TO PURCHASE LIFEMAP COMMON STOCK

BIOTIME, INC.

The undersigned Purchaser hereby exercises the right to purchase _________________ shares of Common Stock ("LifeMap Shares") of LifeMap Sciences, Inc., a California corporation, held by BioTime, Inc. (the "Company"), pursuant to the attached Option Agreement and:

Check One:

___            A.  Tenders herewith payment of the Aggregate Option Exercise Price in full in the form of a bank wire transfer to the account of the Company in the amount of $______________;

or

___            B.  Hereby cancels that number of Warrants required to be cancelled in lieu of cash in a Cashless Exercise pursuant to Section 2(d) of the Option Agreement.

Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Option Agreement.

Date: _______________ __, ______

Name of Registered Purchaser

By:
Name:
Title:

[NOTE:  The above signature should correspond exactly with the name of the Purchaser in the Option Agreement]

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [Transfer Agent] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated   from the Company and acknowledged and agreed to by [Transfer Agent].

BIOTIME, INC.

By:
Name:
Title:

OPTION AGREEMENT

This Option Agreement (“Option”) is entered into as of June 6, 2013 (the “Effective Date”) by BioTime, Inc., a California corporation (the "Company"), and Hartz Capital Investments, LLC (the “Purchaser”) in connection that certain Stock and Warrant Purchase Agreement, dated June 3, 2013, between the Company and Purchaser (the “Securities Purchase Agreement”).

1.             GRANT OF OPTION.

(a)          Option.  The Company hereby grants to Purchaser the option (the “Option”), in lieu of exercising some or all of the Warrants to purchase shares of common stock of the Company issued to the Purchaser pursuant to the Securities Purchase Agreement dated as of even date herewith (the “Warrants” and the certificate representing such Warrants, the "Warrant Certificate"), to cancel each such unexercised Warrant and purchase from the Company, at the Exercise Price (as defined below) then in effect, one (1) share of Common Stock of LifeMap Sciences, Inc. (“LifeMap”) owned by BioTime, subject to adjustment as provided herein (the “LifeMap Shares”), free of any liens and charges and preemptive or similar rights.  The Option shall expire if not exercised on or before the earlier to occur of (a) 5:00 p.m. New York time on June 5, 2016 and (b) the date on which all of the Warrants (as defined below) shall have been exercised in full, or sold or transferred otherwise than in a sale or transfer described in Section 4(a) (the “Expiration Date”).

(b)          Minimum Exercise.  This Option may be exercised by Purchaser in whole or in part; provided, however, that any partial exercise of this Option shall not be for less than the lower of (i) 10,000 LifeMap Shares and (ii) all of the remaining LifeMap Shares that are issuable as of the applicable date of determination upon the exercise of the Option held by the Purchaser pursuant to the terms hereof.

2.            EXERCISE OF OPTION

(a)          Mechanics of Exercise.  Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(b) and Section 4), this Option may be exercised by the Purchaser at any time or times on or after the Effective Date, in whole or in part, subject to Section 1(b), by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), duly completed and executed by Purchaser, stating Purchaser's election to exercise this Option, the number of Warrants being cancelled upon exercise of this Option and the number of LifeMap Shares being purchased, and (ii) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of LifeMap Shares purchasable upon cancellation of one Warrant multiplied by the number of Warrants being cancelled (the "Aggregate Option Exercise Price") by wire transfer of immediately available funds, or, if the provisions of Section 2(d) are applicable, (B) by notifying the Company that the Option is being exercised pursuant to a Cashless Exercise (as defined in Section 2(d)).  The Holder shall not be required to deliver the original Warrant Certificate in order to effect an exercise hereunder.  However, once the Option has been exercised in full, following the final exercise thereof, the Holder shall promptly return the original Warrant Certificate to the Company for cancellation.  Execution and delivery of the Exercise Notice with respect to less than all of the Option shall have the same effect as cancellation of the original Warrant Certificate and issuance of a new Warrant Certificate evidencing the remaining number of Warrants (after deduction of the number of Warrants cancelled in connection with the exercise of the Option).  On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Notice to the Purchaser and the transfer agent of the LifeMap Shares (the "Transfer Agent"), if any.  On or before the third (3rd) Trading Day following the date on which the Company has received the Exercise Notice, so long as the Purchaser delivers Aggregate Option Exercise Price (or, if applicable, notice of a Cashless Exercise) on or prior to the second (2nd) Trading Day following the date on which the Company has received the Exercise Notice (the "Share Delivery Date") (provided that if the Aggregate Option Exercise Price has not been delivered by such date, the Share Delivery Date shall be one (1) Trading Day after the Aggregate Option Exercise Price is delivered), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, credit such aggregate number of LifeMap Shares to which the Purchaser is entitled pursuant to such exercise to the Purchaser's or its designee's balance account with DTC through its Deposit / Withdrawal At Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, or if there is no Transfer Agent, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in LifeMap's share in the name of the Purchaser or its designee, for the number of LifeMap Shares to which the Purchaser is entitled pursuant to such exercise.  The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the transfer of LifeMap Shares to the Purchaser via DTC, if any.  No fractional LifeMap Shares are to be issued upon the exercise of this Option, but rather the number of LifeMap Shares to be issued shall be rounded down to the nearest whole number and the Company shall refund in cash to Purchaser the portion of the Exercise Price allocable to the fraction of a LifeMap Share not issued.  The Company shall pay any and all taxes which may be payable with respect to the transfer of LifeMap Shares to the Purchaser upon exercise of this Option.

(b)          Exercise Price.  "Exercise Price" means the price payable for the purchase of each LifeMap Share upon cancellation of a Warrant in connection with exercise of this Option, which shall initially be $4.00, and shall be subject to adjustment as provided herein.

(c)          Reissue of Warrant Certificate.  Upon the exercise of this Option in part, and provided that Purchaser shall have delivered the Warrant Certificate(s) to the Company as permitted under Section 2(a), to the extent that Purchaser continues to hold any unexercised Warrants, the Company shall issue to Purchaser a replacement Warrant Certificate for the number of Warrants that remain unexercised after taking into account the partial exercise of the Option.

(d)          Cashless Exercise.  Notwithstanding anything contained herein to the contrary, if the Common Stock is then traded on an Eligible Market and a registration statement under the 1933 Act permitting the resale of the LifeMap Shares is not in effect under the 1933 Act, the Purchaser may, in its sole discretion, exercise this Option in whole or in part by electing in lieu of paying the Aggregate Option Exercise Price in cash, to receive upon such exercise the "Net Number" of LifeMap Shares determined according to the following formula (a "Cashless Exercise"):

Net Number = (A x B) - (A x C)
B

For purposes of the foregoing formula:

A= the total number of LifeMap Shares with respect to which this Option is then being exercised as stated in the Exercise Notice.

B= the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect at the time of such exercise.

In such event, a number of Warrants equal to the Warrants that would be cancelled if such exercise was effected by paying the Exercise Price in cash shall be cancelled, and the number of Warrants remaining for exercise by Purchaser shall be reduced by the number of Warrants so cancelled, and execution and delivery of the Exercise Notice with respect to less than all of the LifeMap Shares purchasable pursuant to this Option shall have the same effect as cancellation of the original Warrant Certificate and issuance of a new Warrant Certificate evidencing the remaining number of Warrants (after deduction of the number of Warrants cancelled in connection with the exercise of the Option).

(e)          Company's Failure to Timely Deliver Securities.  If the Company shall fail for any reason or for no reason to transfer to the Purchaser, or cause LifeMap to issue, on or prior to the Share Delivery Date, a certificate for the number of LifeMap Shares to which the Purchaser is entitled and cause such LifeMap Shares to be registered on LifeMap's share register or to credit the Purchaser's balance account with DTC for such number of LifeMap Shares to which the Purchaser is entitled upon the Purchaser's exercise of this Option , as applicable, then, in addition to all other remedies available to the Purchaser, the Company (X) shall pay in cash to the Purchaser on each day after such third (3rd) Trading Day that the transfer of such LifeMap Shares is not timely effected an amount equal to 1.5% of the product of (A) the sum of the number of LifeMap Shares not transferred to the Purchaser on a timely basis and to which the Purchaser is entitled and (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have transferred such LifeMap Shares to the Purchaser without violating Section 2(a), or if the LifeMap Shares are then not traded on an Eligible Market, the Exercise Price, and (Y) the Purchaser, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any Warrants cancelled in connection with such voided exercise; provided that the voiding of an exercise shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 2(e) or otherwise.  In addition to the foregoing, if on or prior to the Share Delivery Date, the Company shall fail to transfer, or cause LifeMap to issue, a certificate to the Purchaser and cause the registration of such LifeMap Shares on LifeMap's share register or credit the Purchaser's balance account with DTC for the number of shares of Common Stock to which the Purchaser is entitled upon the Purchaser's exercise hereunder or pursuant to the Company's obligation pursuant to clause (ii) below, as applicable, and if on or after such Trading Day the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of shares of Common Stock issuable upon such exercise that the Purchaser anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Purchaser's request and in the Purchaser's discretion, either (i) pay cash to the Purchaser in an amount equal to the Purchaser's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to transfer LifeMap Shares) or credit such Purchaser's balance account with DTC for such LifeMap Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Purchaser a certificate or certificates representing such shares of Common Stock or credit such Purchaser's balance account with DTC and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.  Nothing shall limit the Purchaser's right to pursue a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing LifeMap Shares (or to electronically deliver such LifeMap Shares) upon the exercise of this Option as required pursuant to the terms hereof.

(f)          Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the LifeMap Shares, the Company shall promptly transfer to the Purchaser the number of LifeMap Shares that are not disputed and resolve such dispute in accordance with Section 12.

3.             ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF LIFEMAP SHARES.  The Exercise Price and the number of LifeMap Shares purchasable hereunder shall be adjusted from time to time as follows:

(a)          Prorata Adjustments.  If LifeMap, at any time after the Effective Date, shall (A) pay a dividend in Common Stock or make a distribution in Common Stock, (B) subdivide its outstanding Common Stock, (C) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (D) reclassify or change (including a change to the right to receive, or a change into, as the case may be (other than with respect to a merger or consolidation pursuant to the exercise of appraisal rights), shares of stock, other securities, property, cash or any combination thereof) its Common Stock (including any such reclassification or change in connection with a consolidation or merger in which LifeMap is the surviving corporation), the number of LifeMap Shares purchasable hereunder upon cancellation of each Warrant in connection with the exercise of this Option immediately prior thereto shall be adjusted so that the Purchaser shall be entitled to receive from the Company the kind and number of shares of Common Stock or other securities of LifeMap or other property which the Purchaser would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been cancelled in connection with the exercise of this Option immediately prior to the happening of such event or any record date with respect thereto.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)          Options, Warrants and Rights.  If LifeMap at any time after the Effective Date, shall issue rights, options or warrants to all holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase Common Stock at a price per share which is lower at the record date mentioned below than the then Current Market Price (as defined in paragraph (d) below) per share of the Common Stock, the number of LifeMap Shares thereafter purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be determined by multiplying the number of LifeMap Shares theretofore purchasable upon cancellation of each Warrant in connection with the exercise of this Option by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase in connection with such rights, options or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate exercise price of the total number of shares of Common Stock issuable upon exercise of such rights, options or warrants would purchase at the Current Market Price per share of the Common Stock (as determined pursuant to paragraph (d) below) at such record date.  Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants

(c)          Distribution of Indebtedness or Assets.  If LifeMap at any time after the Effective Date, shall distribute to all holders of its Common Stock (including any distribution made in connection with a merger in which LifeMap is the surviving corporation) evidences of its indebtedness or assets (excluding cash, dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of LifeMap Shares thereafter purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be determined by multiplying the number of LifeMap Shares theretofore purchasable upon cancellation of each Warrant in connection with the exercise of this Option by a fraction, of which the numerator shall be the then Current Market Price per share of Common Stock (as determined pursuant to paragraph (d) below) on the date of such distribution, and of which the denominator shall be the then Current Market Price per share of Common Stock, less the then fair value (as determined in good faith by the Board of Directors of the Company whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one LifeMap Share.  Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

(d)          Current Market Price.  For the purpose of any computation under paragraphs (b) and (c) of this Section, the "Current Market Price" per share of Common Stock at any date shall be the average of the daily Closing Sale Prices for the 20 consecutive Trading Days ending one Trading Day prior to the date of such computation.  If the Current Market Price of the Common Stock cannot be so determined, the Board of Directors of the Company shall reasonably determine in good faith the Current Market Price on the basis of such quotations or other sales information as is available.

(e)          Minimum Adjustment.  No adjustment pursuant to paragraphs (b) and (c) of this Section 3 in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of LifeMap Shares purchasable upon cancellation of such Warrant; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in the determination of any subsequent adjustment.  All calculations shall be made with respect to the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option, to the nearest tenth of a share and with respect to the Exercise Price payable hereunder, to the nearest whole cent.

(f)          Adjustment of Exercise Price.  Whenever the number of LifeMap Shares purchasable upon the exercise of this Option is adjusted, as herein provided, the Exercise Price payable upon exercise of this Option shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of LifeMap Shares purchasable upon the exercise of this Option immediately prior to such adjustment, and of which the denominator shall be the number of LifeMap Shares purchasable immediately thereafter.

(g)          Distribution in Lieu of Adjustment.  No adjustment in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option need be made under paragraphs (b) and (c) of this Section 3 if the Company delivers to the Purchaser the rights options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which the Purchaser would have been entitled to receive had this Option been exercised in full prior to the happening of such event or the record date with respect thereto.  No adjustment need be made for a change in the par value of the LifeMap Shares.

(h)          Notice of Adjustment.  Whenever the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option or the Exercise Price of such LifeMap Shares is adjusted, as herein provided, the Company shall promptly, in any event within ten (10) days send to the Purchaser notice of such adjustment or adjustments.  Such notice shall set forth the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option and the Exercise Price of such LifeMap Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

(i)           No Adjustment for Dividends.  Except as provided in this Section 3, no adjustment in respect of any dividends shall be made during the term of this Option or upon the exercise of this Option.

(j)           Readjustment of Number of LifeMap Shares and Exercise Price; Certain Limitations.   If an adjustment of the number of LifeMap Shares purchasable upon cancellation of each Warrant or the Exercise Price has been made as a result of the issuance of rights, options or warrants as provided in paragraph (b), or rights, options or warrants or convertible or exchangeable securities as provided in paragraph (c), of this Section 3, upon the expiration of any such rights, options, or warrants, or conversion or exchange privileges under convertible or exchangeable securities, without exercise thereof, the Exercise Price and the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants, or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by LifeMap upon such exercise plus the aggregate consideration, if any, actually received by LifeMap for the issuance, sale or grant of all such rights, options, warrants, or conversion or exchange rights whether or not exercised.  Except as provided in this paragraph, no reduction in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option or increase in the Exercise Price shall be made as a result of the issuance or distribution of rights, options or warrants, or convertible or exchangeable securities as described in paragraphs (b) or (c) of this Section 3.

4.             RESTRICTIONS ON TRANSFER.

(a)          Transfer.  This Option is personal to the Purchaser and may not be sold, transferred or assigned, except (i) to a successor in interest of the Purchaser as a result of any consolidation of the Purchaser with or merger of the Purchaser into another Person, (ii) to another Purchaser (as defined in the Securities Purchase Agreement) or (iii) to another Person as part of a sale of all or substantially all the property of the Purchaser to such other Person.

(b)          Restrictions on Transfer of LifeMap Shares.

(i)    Any LifeMap Shares purchased by Purchaser upon the exercise of this Option, may not be sold, pledged, hypothecated, transferred or assigned, in whole or in part, unless (A) a registration statement under the 1933 Act and under any applicable state securities laws is effective therefor or (B) an exemption from such registration is then available and an opinion of counsel, reasonably acceptable to LifeMap and the Transfer Agent, if any, has been rendered stating that such sale, pledge, hypothecation, transfer or assignment will not violate the 1933 Act. Notwithstanding anything to the contrary contained herein (x) the LifeMap Shares may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the securities and no legal opinion shall be required therefor and (y) no representation, warranty, covenant or opinion shall be required for the sale, pledge, hypothecation, transfer or assignment of any LifeMap Shares if a registration statement with respect to the resale of such LifeMap Shares is effective at the time of any such sale, pledge, hypothecation, transfer or assignment.

(ii)    As a condition precedent to the registration of transfer of any certificates representing LifeMap Shares upon the exercise of this Option or transfer of LifeMap Shares, the Company and LifeMap shall be entitled to obtain a letter or other instrument from the Purchaser containing such covenants, representations or warranties by such Purchaser similar to those contained in this Section 4 as reasonably deemed necessary by the Company or LifeMap to effect compliance by the Company or LifeMap with the requirements of the 1933 Act and any other applicable federal and/or state securities laws.

(iii)   Any sale, pledge, hypothecation, transfer, or assignment of this Option or LifeMap Shares in violation of the foregoing restrictions shall be deemed null and void and of no binding effect.

(iv)    The Company will, and will request that LifeMap will, issue instructions to any Transfer Agent and registrar of the Common Stock to refuse to register the transfer of any LifeMap Shares not made pursuant to registration under the 1933 Act and applicable state securities laws, or pursuant to an available exemption from registration under the 1933 Act and applicable state securities laws.

(v)  The LifeMap Shares shall bear an appropriate legend, conspicuously disclosing the restrictions on transfer, under this Section 4, until the same are registered for sale under the 1933 Act or are transferred in a transaction exempt from registration under the 1933 Act entitling the transferee to receive securities that are not deemed to be “restricted securities” as such term is defined in Rule 144 under the 1933 Act.  The Company agrees that upon the sale of LifeMap Shares pursuant to a registration statement or an exemption entitling the transferee to receive securities that are not deemed to be “restricted securities,” or at such time as registration under the 1933 Act shall no longer be required, upon the presentation of the certificates containing such a legend to the transfer agent or warrant agent, if any, it will request removal of such legend; provided, that unless the request for removal of the legend is in connection with a sale registered under the 1933 Act, the Purchaser shall have provided an opinion of counsel, acceptable to the Company and the Transfer Agent to the effect that such legend may be removed in compliance with the 1933 Act.

(c)          Investment Representations.  Each Purchaser makes the following representations, severally and not jointly and severally, in connection with its acquisition of this Option and any LifeMap Shares upon the exercise of this Option:

(i)    Purchaser has made such investigation of LifeMap as Purchaser deemed appropriate for determining to acquire (and thereby make an investment in) this Option and LifeMap Shares, and in making such investigation Purchaser has had access to such financial and other information concerning LifeMap as Purchaser requested.  Purchaser is relying on the information communicated to Purchaser in writing by LifeMap or the Company.  Purchaser has not relied on any statement or representations inconsistent with those communicated to Purchaser in writing by LifeMap or the Company. Purchaser has had a reasonable opportunity to ask questions of and receive answers from the executive officers of LifeMap and the Company concerning LifeMap, and to obtain additional information, to the extent possessed or obtainable by LifeMap or the Company without unreasonable effort or expense, necessary to verify the information communicated or provided to Purchaser.  All such questions have been answered to Purchaser’s satisfaction.

(ii)    Purchaser is acquiring this Option and upon exercise of this Option will purchase LifeMap Shares solely for Purchaser's own account, and Purchaser has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the LifeMap Shares or this Option; provided, that this representation and warranty shall not prohibit Purchaser from selling LifeMap Shares in the ordinary course of business pursuant to a registration statement under the 1933 Act or otherwise in compliance with the 1933 Act and applicable state securities or “blue sky” laws.

(iii)   Purchaser is an “accredited investor” as defined in Rule 501 under the 1933 Act.

(iv)  Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in this Option and LifeMap Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in this Option and LifeMap Shares and, at the present time, is able to afford a complete loss of such investment.

5.             REGISTRATION RIGHTS.  The Company hereby covenants and agrees that in the event the Company receives any registration rights from LifeMap in respect of any shares of Common Stock owned by the Company, simultaneously with the exercise of any such registration rights at any time that this Option remains exercisable in whole or in part, the Company shall cause LifeMap to register all of the LifeMap Shares issuable to the Purchaser as of the applicable date of determination pursuant to the terms of this Option. The Company acknowledges and agrees that prior to excluding any LifeMap Shares from any registration statement, it shall first exclude all other shares of Common Stock owned by the Company other than any shares of Common Stock that are subject to an option provided to another Purchaser (as defined in the Securities Purchase Agreement) which shall be subject to exclusion on a pro rata basis with all other Purchasers (as defined in the Securities Purchase Agreement).  The Company shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, including, without limitation, any assignment of any registration rights with respect to the Common Stock purchasable pursuant to this Option granted to the Company under any registration rights agreement by LifeMap and the Company or under any registration statement, as Purchaser may reasonably request in order to carry out the intent and accomplish the purposes of this Section 5.

6.             NONCIRCUMVENTION.  The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, and will at all times in good faith carry out all the provisions of this Option and take all action as may be required to protect the rights of the Purchaser.  Without limiting the generality of the foregoing, the Company shall continue to hold a sufficient number of LifeMap Shares to permit Purchaser to exercise this Option in full. The Company will, and will request that LifeMap will, issue instructions to any Transfer Agent and registrar of the Common Stock to refuse to register the transfer of any LifeMap Shares in violation of the immediately preceding sentence.

7.             PURCHASER NOT DEEMED A LIFEMAP SHAREHOLDER.  The Purchaser, solely in such Person's capacity as the holder of this Option, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of LifeMap for any purpose, nor shall anything contained in this Option be construed to confer upon the Purchaser, solely in such Person's capacity as the holder of this Option, any of the rights of a shareholder of LifeMap or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the purchase of the LifeMap Shares through the due exercise of this Option.  In addition, nothing contained in this Option shall be construed as imposing any liabilities on the Purchaser to purchase any securities or as a shareholder of the Company or LifeMap (other than upon exercise of this Option), whether such liabilities are asserted by the Company or LifeMap or by their respective creditors.  Notwithstanding this Section, the Company shall provide the Purchaser with copies of such notices and other information given to the Common Stock holders of LifeMap generally, promptly after receipt thereof by the Company, unless the Company believes that such information is material, nonpublic information regarding the Company or LifeMap.

8.             NOTICES.  Any notice pursuant to this Agreement by the Purchaser to the Company shall be in writing and shall be delivered in person, or mailed first class, postage prepaid, or sent by air delivery service or by facsimile transmission (FAX) or email to the Company, at its office, Attention: Chief Financial Officer.  The address of the principal office of the Company is 1301 Harbor Bay Parkway, Alameda, California 94502; FAX (510) 521-3389; email rpeabody@biotimemail.com.  Any notice given pursuant to this Agreement by the Company to the Purchaser shall be in writing and shall be mailed first class, postage prepaid, or sent by air delivery service, or by facsimile transmission (FAX) or email or otherwise delivered to the Purchaser at the Purchaser’s address shown on the signature page of this Option.  Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

9.              AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Option may only be amended by a written instrument signed by the Company and the Purchaser.

10.          GOVERNING LAW; JURISDICTION.  This Option shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Option shall be governed by, the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.  The Company and the Purchaser hereby irrevocably submit to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York and the County of Alameda and the United States District Court for the Northern District of California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

11.          CONSTRUCTION; HEADINGS.  This Option shall be deemed to be jointly drafted by the Company and Purchaser and shall not be construed against any Person as the drafter hereof.  The headings of this Option are for convenience of reference and shall not form part of, or affect the interpretation of, this Option.

12.          DISPUTE RESOLUTION.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the LifeMap Shares purchasable upon cancellation of Warrants in connection with the exercise of this Option, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Purchaser.  If the Purchaser and the Company are unable to agree upon such determination or calculation of the Exercise Price or the LifeMap Shares within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Purchaser, then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Purchaser or (b) the disputed arithmetic calculation of the LifeMap Shares to the Company's independent, outside accountant.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Purchaser of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations.  Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13.          REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Option shall be cumulative and in addition to all other remedies available under this Option, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Purchaser to pursue actual damages for any failure by the Company to comply with the terms of this Option.

14.          SEVERABILITY.  If any provision of this Option is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Option so long as this Option as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

15.          COMPANY'S REPRESENTATIONS AND WARRANTIES.  The Company has the power and authority to execute and deliver this Option and to perform all of its obligations hereunder.  This Option has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with its terms subject to:  (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) general principles of equity.  Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of the Option or the LifeMap Shares to be integrated with prior offerings by the Company or LifeMap for purposes of registration of any of the LifeMap Shares under the 1933 Act or of any applicable shareholder approval provisions of the NYSE MKT.  There is no lawsuit, arbitration proceeding, or administrative action  or proceeding pending or threatened against the Company which questions the validity of this Option or any action taken or to be taken by the Company in connection with this Option or the transfer of the LifeMap Shares hereunder. The execution and delivery of this Option and consummation of the transactions contemplated by this Option (a) do not and will not violate any provisions of (i) any rule, regulation, statute, or law, (ii) the terms of any order, writ or decree of any court or judicial or regulatory authority or body, (iii) the Articles of Incorporation or bylaws of the Company, or (iv) the rules and regulations of the NYSE MKT applicable to the listing of the Company’s common shares, (b) will not conflict with or result in a breach of any condition or provision or constitute a default under or pursuant to the terms of any Material Contract (as defined in the Securities Purchase Agreement), and (c) will not result in the creation or imposition of any lien, charge or encumbrance upon any of the LifeMap Shares (other than pursuant to this Option) or upon any of the assets or properties of the Company.

16.          CERTAIN DEFINITIONS.  For purposes of this Option, the following terms shall have the following meanings:

(a)          "1933 Act" means the Securities Act of 1933, as amended.

(b)          "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(c)          "Attribution Parties" means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Purchaser's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Purchaser or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a “group” within the meaning of Section 13(d) of the Exchange Act and Rule 13d-5 thereunder, together with the Purchaser or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company's Common Stock would or could be aggregated with the Purchaser's and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act.  For clarity, the purpose of the foregoing is to subject collectively the Purchaser and all other Attribution Parties to the Maximum Percentage.

(d)          "Bloomberg" means Bloomberg Financial Markets.

(e)          "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(f)          "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg.  If the Company and the Purchaser are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

(g)          "Common Stock" means (i) the Common Stock, no par value per share, of LifeMap, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(h)          "Eligible Market" means the NYSE, the NYSE MKT, The NASDAQ Global Market, The NASDAQ Global Select Market, the NASDAQ Capital Market, or the OTC Bulletin Board.

(i)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)           "Expiration Date" has the meaning ascribed in Section 1, provided, that, if June 5, 2016 falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a "Holiday"), the next day that is not a Holiday shall apply.

(k)          "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(l)          "Principal Market" means the principal Eligible Market on which the Common Stock trades.

(m)          "Trading Day" means any day on which the Common Stock is traded on the Principal Market, provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Purchaser have caused this Option Agreement to be duly executed as of the Effective Date.

BIOTIME, INC.

By:	/s/ Robert W. Peabody
Name: Robert W. Peabody
Title: Sr. VP

PURCHASER

By: Empery Asset Management, LP, its authorized agent

By: Empery AM GP, LLC

By:	/s/ Ryan M. Lane
Name: Ryan M. Lane
Title: Managing Member

EXHIBIT A

EXERCISE NOTICE
TO BE EXECUTED BY THE REGISTERED PURCHASER TO EXERCISE THIS
OPTION TO PURCHASE LIFEMAP COMMON STOCK

BIOTIME, INC.

The undersigned Purchaser hereby exercises the right to purchase _________________ shares of Common Stock ("LifeMap Shares") of LifeMap Sciences, Inc., a California corporation, held by BioTime, Inc. (the "Company"), pursuant to the attached Option Agreement and:

Check One:

___            A.  Tenders herewith payment of the Aggregate Option Exercise Price in full in the form of a bank wire transfer to the account of the Company in the amount of $______________;

or

___            B.  Hereby cancels that number of Warrants required to be cancelled in lieu of cash in a Cashless Exercise pursuant to Section 2(d) of the Option Agreement.

Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Option Agreement.

Date: _______________ __, ______

Name of Registered Purchaser

By:
Name:
Title:

[NOTE:  The above signature should correspond exactly with the name of the Purchaser in the Option Agreement]

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [Transfer Agent] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated   from the Company and acknowledged and agreed to by [Transfer Agent].

BIOTIME, INC.

By:
Name:
Title:

OPTION AGREEMENT

This Option Agreement (“Option”) is entered into as of June 6, 2013 (the “Effective Date”) by BioTime, Inc., a California corporation (the "Company"), and Patrick Lin (the “Purchaser”) in connection that certain Stock and Warrant Purchase Agreement, dated June 3, 2013, between the Company and Purchaser (the “Securities Purchase Agreement”).

1.             GRANT OF OPTION.

(a)          Option.  The Company hereby grants to Purchaser the option (the “Option”), in lieu of exercising some or all of the Warrants to purchase shares of common stock of the Company issued to the Purchaser pursuant to the Securities Purchase Agreement dated as of even date herewith (the “Warrants” and the certificate representing such Warrants, the "Warrant Certificate"), to cancel each such unexercised Warrant and purchase from the Company, at the Exercise Price (as defined below) then in effect, one (1) share of Common Stock of LifeMap Sciences, Inc. (“LifeMap”) owned by BioTime, subject to adjustment as provided herein (the “LifeMap Shares”), free of any liens and charges and preemptive or similar rights.  The Option shall expire if not exercised on or before the earlier to occur of (a) 5:00 p.m. New York time on June 5, 2016 and (b) the date on which all of the Warrants (as defined below) shall have been exercised in full, or sold or transferred otherwise than in a sale or transfer described in Section 4(a) (the “Expiration Date”).

(b)          Minimum Exercise.  This Option may be exercised by Purchaser in whole or in part; provided, however, that any partial exercise of this Option shall not be for less than the lower of (i) 10,000 LifeMap Shares and (ii) all of the remaining LifeMap Shares that are issuable as of the applicable date of determination upon the exercise of the Option held by the Purchaser pursuant to the terms hereof.

2.            EXERCISE OF OPTION

(a)          Mechanics of Exercise.  Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(b) and Section 4), this Option may be exercised by the Purchaser at any time or times on or after the Effective Date, in whole or in part, subject to Section 1(b), by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), duly completed and executed by Purchaser, stating Purchaser's election to exercise this Option, the number of Warrants being cancelled upon exercise of this Option and the number of LifeMap Shares being purchased, and (ii) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of LifeMap Shares purchasable upon cancellation of one Warrant multiplied by the number of Warrants being cancelled (the "Aggregate Option Exercise Price") by wire transfer of immediately available funds, or, if the provisions of Section 2(d) are applicable, (B) by notifying the Company that the Option is being exercised pursuant to a Cashless Exercise (as defined in Section 2(d)).  The Holder shall not be required to deliver the original Warrant Certificate in order to effect an exercise hereunder.  However, once the Option has been exercised in full, following the final exercise thereof, the Holder shall promptly return the original Warrant Certificate to the Company for cancellation.  Execution and delivery of the Exercise Notice with respect to less than all of the Option shall have the same effect as cancellation of the original Warrant Certificate and issuance of a new Warrant Certificate evidencing the remaining number of Warrants (after deduction of the number of Warrants cancelled in connection with the exercise of the Option).  On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Notice to the Purchaser and the transfer agent of the LifeMap Shares (the "Transfer Agent"), if any.  On or before the third (3rd) Trading Day following the date on which the Company has received the Exercise Notice, so long as the Purchaser delivers Aggregate Option Exercise Price (or, if applicable, notice of a Cashless Exercise) on or prior to the second (2nd) Trading Day following the date on which the Company has received the Exercise Notice (the "Share Delivery Date") (provided that if the Aggregate Option Exercise Price has not been delivered by such date, the Share Delivery Date shall be one (1) Trading Day after the Aggregate Option Exercise Price is delivered), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, credit such aggregate number of LifeMap Shares to which the Purchaser is entitled pursuant to such exercise to the Purchaser's or its designee's balance account with DTC through its Deposit / Withdrawal At Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, or if there is no Transfer Agent, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in LifeMap's share in the name of the Purchaser or its designee, for the number of LifeMap Shares to which the Purchaser is entitled pursuant to such exercise.  The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the transfer of LifeMap Shares to the Purchaser via DTC, if any.  No fractional LifeMap Shares are to be issued upon the exercise of this Option, but rather the number of LifeMap Shares to be issued shall be rounded down to the nearest whole number and the Company shall refund in cash to Purchaser the portion of the Exercise Price allocable to the fraction of a LifeMap Share not issued.  The Company shall pay any and all taxes which may be payable with respect to the transfer of LifeMap Shares to the Purchaser upon exercise of this Option.

(b)          Exercise Price.  "Exercise Price" means the price payable for the purchase of each LifeMap Share upon cancellation of a Warrant in connection with exercise of this Option, which shall initially be $4.00, and shall be subject to adjustment as provided herein.

(c)          Reissue of Warrant Certificate.  Upon the exercise of this Option in part, and provided that Purchaser shall have delivered the Warrant Certificate(s) to the Company as permitted under Section 2(a), to the extent that Purchaser continues to hold any unexercised Warrants, the Company shall issue to Purchaser a replacement Warrant Certificate for the number of Warrants that remain unexercised after taking into account the partial exercise of the Option.

(d)    Cashless Exercise.  Notwithstanding anything contained herein to the contrary, if the Common Stock is then traded on an Eligible Market and a registration statement under the 1933 Act permitting the resale of the LifeMap Shares is not in effect under the 1933 Act, the Purchaser may, in its sole discretion, exercise this Option in whole or in part by electing in lieu of paying the Aggregate Option Exercise Price in cash, to receive upon such exercise the "Net Number" of LifeMap Shares determined according to the following formula (a "Cashless Exercise"):

Net Number = (A x B) - (A x C)
B

For purposes of the foregoing formula:

A= the total number of LifeMap Shares with respect to which this Option is then being exercised as stated in the Exercise Notice.

B= the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect at the time of such exercise.

In such event, a number of Warrants equal to the Warrants that would be cancelled if such exercise was effected by paying the Exercise Price in cash shall be cancelled, and the number of Warrants remaining for exercise by Purchaser shall be reduced by the number of Warrants so cancelled, and execution and delivery of the Exercise Notice with respect to less than all of the LifeMap Shares purchasable pursuant to this Option shall have the same effect as cancellation of the original Warrant Certificate and issuance of a new Warrant Certificate evidencing the remaining number of Warrants (after deduction of the number of Warrants cancelled in connection with the exercise of the Option).

(e)          Company's Failure to Timely Deliver Securities.  If the Company shall fail for any reason or for no reason to transfer to the Purchaser, or cause LifeMap to issue, on or prior to the Share Delivery Date, a certificate for the number of LifeMap Shares to which the Purchaser is entitled and cause such LifeMap Shares to be registered on LifeMap's share register or to credit the Purchaser's balance account with DTC for such number of LifeMap Shares to which the Purchaser is entitled upon the Purchaser's exercise of this Option , as applicable, then, in addition to all other remedies available to the Purchaser, the Company (X) shall pay in cash to the Purchaser on each day after such third (3rd) Trading Day that the transfer of such LifeMap Shares is not timely effected an amount equal to 1.5% of the product of (A) the sum of the number of LifeMap Shares not transferred to the Purchaser on a timely basis and to which the Purchaser is entitled and (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have transferred such LifeMap Shares to the Purchaser without violating Section 2(a), or if the LifeMap Shares are then not traded on an Eligible Market, the Exercise Price, and (Y) the Purchaser, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any Warrants cancelled in connection with such voided exercise; provided that the voiding of an exercise shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 2(e) or otherwise.  In addition to the foregoing, if on or prior to the Share Delivery Date, the Company shall fail to transfer, or cause LifeMap to issue, a certificate to the Purchaser and cause the registration of such LifeMap Shares on LifeMap's share register or credit the Purchaser's balance account with DTC for the number of shares of Common Stock to which the Purchaser is entitled upon the Purchaser's exercise hereunder or pursuant to the Company's obligation pursuant to clause (ii) below, as applicable, and if on or after such Trading Day the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of shares of Common Stock issuable upon such exercise that the Purchaser anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Purchaser's request and in the Purchaser's discretion, either (i) pay cash to the Purchaser in an amount equal to the Purchaser's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to transfer LifeMap Shares) or credit such Purchaser's balance account with DTC for such LifeMap Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Purchaser a certificate or certificates representing such shares of Common Stock or credit such Purchaser's balance account with DTC and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.  Nothing shall limit the Purchaser's right to pursue a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing LifeMap Shares (or to electronically deliver such LifeMap Shares) upon the exercise of this Option as required pursuant to the terms hereof.

(f)          Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the LifeMap Shares, the Company shall promptly transfer to the Purchaser the number of LifeMap Shares that are not disputed and resolve such dispute in accordance with Section 12.

3.             ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF LIFEMAP SHARES.  The Exercise Price and the number of LifeMap Shares purchasable hereunder shall be adjusted from time to time as follows:

(a)          Prorata Adjustments.  If LifeMap, at any time after the Effective Date, shall (A) pay a dividend in Common Stock or make a distribution in Common Stock, (B) subdivide its outstanding Common Stock, (C) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (D) reclassify or change (including a change to the right to receive, or a change into, as the case may be (other than with respect to a merger or consolidation pursuant to the exercise of appraisal rights), shares of stock, other securities, property, cash or any combination thereof) its Common Stock (including any such reclassification or change in connection with a consolidation or merger in which LifeMap is the surviving corporation), the number of LifeMap Shares purchasable hereunder upon cancellation of each Warrant in connection with the exercise of this Option immediately prior thereto shall be adjusted so that the Purchaser shall be entitled to receive from the Company the kind and number of shares of Common Stock or other securities of LifeMap or other property which the Purchaser would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been cancelled in connection with the exercise of this Option immediately prior to the happening of such event or any record date with respect thereto.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)          Options, Warrants and Rights.  If LifeMap at any time after the Effective Date, shall issue rights, options or warrants to all holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase Common Stock at a price per share which is lower at the record date mentioned below than the then Current Market Price (as defined in paragraph (d) below) per share of the Common Stock, the number of LifeMap Shares thereafter purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be determined by multiplying the number of LifeMap Shares theretofore purchasable upon cancellation of each Warrant in connection with the exercise of this Option by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase in connection with such rights, options or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate exercise price of the total number of shares of Common Stock issuable upon exercise of such rights, options or warrants would purchase at the Current Market Price per share of the Common Stock (as determined pursuant to paragraph (d) below) at such record date.  Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants

(c)          Distribution of Indebtedness or Assets.  If LifeMap at any time after the Effective Date, shall distribute to all holders of its Common Stock (including any distribution made in connection with a merger in which LifeMap is the surviving corporation) evidences of its indebtedness or assets (excluding cash, dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of LifeMap Shares thereafter purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be determined by multiplying the number of LifeMap Shares theretofore purchasable upon cancellation of each Warrant in connection with the exercise of this Option by a fraction, of which the numerator shall be the then Current Market Price per share of Common Stock (as determined pursuant to paragraph (d) below) on the date of such distribution, and of which the denominator shall be the then Current Market Price per share of Common Stock, less the then fair value (as determined in good faith by the Board of Directors of the Company whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one LifeMap Share.  Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

(d)          Current Market Price.  For the purpose of any computation under paragraphs (b) and (c) of this Section, the "Current Market Price" per share of Common Stock at any date shall be the average of the daily Closing Sale Prices for the 20 consecutive Trading Days ending one Trading Day prior to the date of such computation.  If the Current Market Price of the Common Stock cannot be so determined, the Board of Directors of the Company shall reasonably determine in good faith the Current Market Price on the basis of such quotations or other sales information as is available.

(e)          Minimum Adjustment.  No adjustment pursuant to paragraphs (b) and (c) of this Section 3 in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of LifeMap Shares purchasable upon cancellation of such Warrant; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in the determination of any subsequent adjustment.  All calculations shall be made with respect to the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option, to the nearest tenth of a share and with respect to the Exercise Price payable hereunder, to the nearest whole cent.

(f)          Adjustment of Exercise Price.  Whenever the number of LifeMap Shares purchasable upon the exercise of this Option is adjusted, as herein provided, the Exercise Price payable upon exercise of this Option shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of LifeMap Shares purchasable upon the exercise of this Option immediately prior to such adjustment, and of which the denominator shall be the number of LifeMap Shares purchasable immediately thereafter.

(g)          Distribution in Lieu of Adjustment.  No adjustment in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option need be made under paragraphs (b) and (c) of this Section 3 if the Company delivers to the Purchaser the rights options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which the Purchaser would have been entitled to receive had this Option been exercised in full prior to the happening of such event or the record date with respect thereto.  No adjustment need be made for a change in the par value of the LifeMap Shares.

(h)          Notice of Adjustment.  Whenever the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option or the Exercise Price of such LifeMap Shares is adjusted, as herein provided, the Company shall promptly, in any event within ten (10) days send to the Purchaser notice of such adjustment or adjustments.  Such notice shall set forth the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option and the Exercise Price of such LifeMap Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

(i)           No Adjustment for Dividends.  Except as provided in this Section 3, no adjustment in respect of any dividends shall be made during the term of this Option or upon the exercise of this Option.

(j)          Readjustment of Number of LifeMap Shares and Exercise Price; Certain Limitations.   If an adjustment of the number of LifeMap Shares purchasable upon cancellation of each Warrant or the Exercise Price has been made as a result of the issuance of rights, options or warrants as provided in paragraph (b), or rights, options or warrants or convertible or exchangeable securities as provided in paragraph (c), of this Section 3, upon the expiration of any such rights, options, or warrants, or conversion or exchange privileges under convertible or exchangeable securities, without exercise thereof, the Exercise Price and the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants, or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by LifeMap upon such exercise plus the aggregate consideration, if any, actually received by LifeMap for the issuance, sale or grant of all such rights, options, warrants, or conversion or exchange rights whether or not exercised.  Except as provided in this paragraph, no reduction in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option or increase in the Exercise Price shall be made as a result of the issuance or distribution of rights, options or warrants, or convertible or exchangeable securities as described in paragraphs (b) or (c) of this Section 3.

4.            RESTRICTIONS ON TRANSFER.

(a)          Transfer.  This Option is personal to the Purchaser and may not be sold, transferred or assigned, except (i) to a successor in interest of the Purchaser as a result of any consolidation of the Purchaser with or merger of the Purchaser into another Person, (ii) to another Purchaser (as defined in the Securities Purchase Agreement) or (iii) to another Person as part of a sale of all or substantially all the property of the Purchaser to such other Person.

(b)          Restrictions on Transfer of LifeMap Shares.

(i)    Any LifeMap Shares purchased by Purchaser upon the exercise of this Option, may not be sold, pledged, hypothecated, transferred or assigned, in whole or in part, unless (A) a registration statement under the 1933 Act and under any applicable state securities laws is effective therefor or (B) an exemption from such registration is then available and an opinion of counsel, reasonably acceptable to LifeMap and the Transfer Agent, if any, has been rendered stating that such sale, pledge, hypothecation, transfer or assignment will not violate the 1933 Act. Notwithstanding anything to the contrary contained herein (x) the LifeMap Shares may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the securities and no legal opinion shall be required therefor and (y) no representation, warranty, covenant or opinion shall be required for the sale, pledge, hypothecation, transfer or assignment of any LifeMap Shares if a registration statement with respect to the resale of such LifeMap Shares is effective at the time of any such sale, pledge, hypothecation, transfer or assignment.

(ii)    As a condition precedent to the registration of transfer of any certificates representing LifeMap Shares upon the exercise of this Option or transfer of LifeMap Shares, the Company and LifeMap shall be entitled to obtain a letter or other instrument from the Purchaser containing such covenants, representations or warranties by such Purchaser similar to those contained in this Section 4 as reasonably deemed necessary by the Company or LifeMap to effect compliance by the Company or LifeMap with the requirements of the 1933 Act and any other applicable federal and/or state securities laws.

(iii)   Any sale, pledge, hypothecation, transfer, or assignment of this Option or LifeMap Shares in violation of the foregoing restrictions shall be deemed null and void and of no binding effect.

(iv)   The Company will, and will request that LifeMap will, issue instructions to any Transfer Agent and registrar of the Common Stock to refuse to register the transfer of any LifeMap Shares not made pursuant to registration under the 1933 Act and applicable state securities laws, or pursuant to an available exemption from registration under the 1933 Act and applicable state securities laws.

(v)  The LifeMap Shares shall bear an appropriate legend, conspicuously disclosing the restrictions on transfer, under this Section 4, until the same are registered for sale under the 1933 Act or are transferred in a transaction exempt from registration under the 1933 Act entitling the transferee to receive securities that are not deemed to be “restricted securities” as such term is defined in Rule 144 under the 1933 Act.  The Company agrees that upon the sale of LifeMap Shares pursuant to a registration statement or an exemption entitling the transferee to receive securities that are not deemed to be “restricted securities,” or at such time as registration under the 1933 Act shall no longer be required, upon the presentation of the certificates containing such a legend to the transfer agent or warrant agent, if any, it will request removal of such legend; provided, that unless the request for removal of the legend is in connection with a sale registered under the 1933 Act, the Purchaser shall have provided an opinion of counsel, acceptable to the Company and the Transfer Agent to the effect that such legend may be removed in compliance with the 1933 Act.

(c)          Investment Representations.  Each Purchaser makes the following representations, severally and not jointly and severally, in connection with its acquisition of this Option and any LifeMap Shares upon the exercise of this Option:

(i)    Purchaser has made such investigation of LifeMap as Purchaser deemed appropriate for determining to acquire (and thereby make an investment in) this Option and LifeMap Shares, and in making such investigation Purchaser has had access to such financial and other information concerning LifeMap as Purchaser requested.  Purchaser is relying on the information communicated to Purchaser in writing by LifeMap or the Company.  Purchaser has not relied on any statement or representations inconsistent with those communicated to Purchaser in writing by LifeMap or the Company. Purchaser has had a reasonable opportunity to ask questions of and receive answers from the executive officers of LifeMap and the Company concerning LifeMap, and to obtain additional information, to the extent possessed or obtainable by LifeMap or the Company without unreasonable effort or expense, necessary to verify the information communicated or provided to Purchaser.  All such questions have been answered to Purchaser’s satisfaction.

(ii)    Purchaser is acquiring this Option and upon exercise of this Option will purchase LifeMap Shares solely for Purchaser's own account, and Purchaser has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the LifeMap Shares or this Option; provided, that this representation and warranty shall not prohibit Purchaser from selling LifeMap Shares in the ordinary course of business pursuant to a registration statement under the 1933 Act or otherwise in compliance with the 1933 Act and applicable state securities or “blue sky” laws.

(iii)    Purchaser is an “accredited investor” as defined in Rule 501 under the 1933 Act.

(iv)    Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in this Option and LifeMap Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in this Option and LifeMap Shares and, at the present time, is able to afford a complete loss of such investment.

5.             REGISTRATION RIGHTS.  The Company hereby covenants and agrees that in the event the Company receives any registration rights from LifeMap in respect of any shares of Common Stock owned by the Company, simultaneously with the exercise of any such registration rights at any time that this Option remains exercisable in whole or in part, the Company shall cause LifeMap to register all of the LifeMap Shares issuable to the Purchaser as of the applicable date of determination pursuant to the terms of this Option. The Company acknowledges and agrees that prior to excluding any LifeMap Shares from any registration statement, it shall first exclude all other shares of Common Stock owned by the Company other than any shares of Common Stock that are subject to an option provided to another Purchaser (as defined in the Securities Purchase Agreement) which shall be subject to exclusion on a pro rata basis with all other Purchasers (as defined in the Securities Purchase Agreement).  The Company shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, including, without limitation, any assignment of any registration rights with respect to the Common Stock purchasable pursuant to this Option granted to the Company under any registration rights agreement by LifeMap and the Company or under any registration statement, as Purchaser may reasonably request in order to carry out the intent and accomplish the purposes of this Section 5.

6.             NONCIRCUMVENTION.  The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, and will at all times in good faith carry out all the provisions of this Option and take all action as may be required to protect the rights of the Purchaser.  Without limiting the generality of the foregoing, the Company shall continue to hold a sufficient number of LifeMap Shares to permit Purchaser to exercise this Option in full. The Company will, and will request that LifeMap will, issue instructions to any Transfer Agent and registrar of the Common Stock to refuse to register the transfer of any LifeMap Shares in violation of the immediately preceding sentence.

7.             PURCHASER NOT DEEMED A LIFEMAP SHAREHOLDER.  The Purchaser, solely in such Person's capacity as the holder of this Option, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of LifeMap for any purpose, nor shall anything contained in this Option be construed to confer upon the Purchaser, solely in such Person's capacity as the holder of this Option, any of the rights of a shareholder of LifeMap or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the purchase of the LifeMap Shares through the due exercise of this Option.  In addition, nothing contained in this Option shall be construed as imposing any liabilities on the Purchaser to purchase any securities or as a shareholder of the Company or LifeMap (other than upon exercise of this Option), whether such liabilities are asserted by the Company or LifeMap or by their respective creditors.  Notwithstanding this Section, the Company shall provide the Purchaser with copies of such notices and other information given to the Common Stock holders of LifeMap generally, promptly after receipt thereof by the Company, unless the Company believes that such information is material, nonpublic information regarding the Company or LifeMap.

8.             NOTICES.  Any notice pursuant to this Agreement by the Purchaser to the Company shall be in writing and shall be delivered in person, or mailed first class, postage prepaid, or sent by air delivery service or by facsimile transmission (FAX) or email to the Company, at its office, Attention: Chief Financial Officer.  The address of the principal office of the Company is 1301 Harbor Bay Parkway, Alameda, California 94502; FAX (510) 521-3389; email rpeabody@biotimemail.com.  Any notice given pursuant to this Agreement by the Company to the Purchaser shall be in writing and shall be mailed first class, postage prepaid, or sent by air delivery service, or by facsimile transmission (FAX) or email or otherwise delivered to the Purchaser at the Purchaser’s address shown on the signature page of this Option.  Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

9.             AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Option may only be amended by a written instrument signed by the Company and the Purchaser.

10.          GOVERNING LAW; JURISDICTION.  This Option shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Option shall be governed by, the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.  The Company and the Purchaser hereby irrevocably submit to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York and the County of Alameda and the United States District Court for the Northern District of California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

11.          CONSTRUCTION; HEADINGS.  This Option shall be deemed to be jointly drafted by the Company and Purchaser and shall not be construed against any Person as the drafter hereof.  The headings of this Option are for convenience of reference and shall not form part of, or affect the interpretation of, this Option.

12.          DISPUTE RESOLUTION.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the LifeMap Shares purchasable upon cancellation of Warrants in connection with the exercise of this Option, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Purchaser.  If the Purchaser and the Company are unable to agree upon such determination or calculation of the Exercise Price or the LifeMap Shares within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Purchaser, then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Purchaser or (b) the disputed arithmetic calculation of the LifeMap Shares to the Company's independent, outside accountant.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Purchaser of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations.  Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13.          REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Option shall be cumulative and in addition to all other remedies available under this Option, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Purchaser to pursue actual damages for any failure by the Company to comply with the terms of this Option.

14.          SEVERABILITY.  If any provision of this Option is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Option so long as this Option as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

15.          COMPANY'S REPRESENTATIONS AND WARRANTIES.  The Company has the power and authority to execute and deliver this Option and to perform all of its obligations hereunder.  This Option has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with its terms subject to:  (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) general principles of equity.  Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of the Option or the LifeMap Shares to be integrated with prior offerings by the Company or LifeMap for purposes of registration of any of the LifeMap Shares under the 1933 Act or of any applicable shareholder approval provisions of the NYSE MKT.  There is no lawsuit, arbitration proceeding, or administrative action  or proceeding pending or threatened against the Company which questions the validity of this Option or any action taken or to be taken by the Company in connection with this Option or the transfer of the LifeMap Shares hereunder. The execution and delivery of this Option and consummation of the transactions contemplated by this Option (a) do not and will not violate any provisions of (i) any rule, regulation, statute, or law, (ii) the terms of any order, writ or decree of any court or judicial or regulatory authority or body, (iii) the Articles of Incorporation or bylaws of the Company, or (iv) the rules and regulations of the NYSE MKT applicable to the listing of the Company’s common shares, (b) will not conflict with or result in a breach of any condition or provision or constitute a default under or pursuant to the terms of any Material Contract (as defined in the Securities Purchase Agreement), and (c) will not result in the creation or imposition of any lien, charge or encumbrance upon any of the LifeMap Shares (other than pursuant to this Option) or upon any of the assets or properties of the Company.

16.          CERTAIN DEFINITIONS.  For purposes of this Option, the following terms shall have the following meanings:

(a)          "1933 Act" means the Securities Act of 1933, as amended.

(b)          "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(c)          "Attribution Parties" means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Purchaser's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Purchaser or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a “group” within the meaning of Section 13(d) of the Exchange Act and Rule 13d-5 thereunder, together with the Purchaser or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company's Common Stock would or could be aggregated with the Purchaser's and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act.  For clarity, the purpose of the foregoing is to subject collectively the Purchaser and all other Attribution Parties to the Maximum Percentage.

(d)          "Bloomberg" means Bloomberg Financial Markets.

(e)          "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(f)          "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg.  If the Company and the Purchaser are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

(g)          "Common Stock" means (i) the Common Stock, no par value per share, of LifeMap, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(h)          "Eligible Market" means the NYSE, the NYSE MKT, The NASDAQ Global Market, The NASDAQ Global Select Market, the NASDAQ Capital Market, or the OTC Bulletin Board.

(i)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)           "Expiration Date" has the meaning ascribed in Section 1, provided, that, if June 5, 2016 falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a "Holiday"), the next day that is not a Holiday shall apply.

(k)          "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(l)          "Principal Market" means the principal Eligible Market on which the Common Stock trades.

(m)          "Trading Day" means any day on which the Common Stock is traded on the Principal Market, provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Purchaser have caused this Option Agreement to be duly executed as of the Effective Date.

BIOTIME, INC.

By:	/s/ Robert W. Peabody
Name: Robert W. Peabody
Title: Sr. VP

PURCHASER

By:	/s/ Patrick Lin
Name: Patrick Lin
Title:

EXHIBIT A

EXERCISE NOTICE
TO BE EXECUTED BY THE REGISTERED PURCHASER TO EXERCISE THIS
OPTION TO PURCHASE LIFEMAP COMMON STOCK

BIOTIME, INC.

The undersigned Purchaser hereby exercises the right to purchase _________________ shares of Common Stock ("LifeMap Shares") of LifeMap Sciences, Inc., a California corporation, held by BioTime, Inc. (the "Company"), pursuant to the attached Option Agreement and:

Check One:

___            A.  Tenders herewith payment of the Aggregate Option Exercise Price in full in the form of a bank wire transfer to the account of the Company in the amount of $______________;

or

___            B.  Hereby cancels that number of Warrants required to be cancelled in lieu of cash in a Cashless Exercise pursuant to Section 2(d) of the Option Agreement.

Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Option Agreement.

Date: _______________ __, ______

Name of Registered Purchaser

By:
Name:
Title:

[NOTE:  The above signature should correspond exactly with the name of the Purchaser in the Option Agreement]

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [Transfer Agent] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated   from the Company and acknowledged and agreed to by [Transfer Agent].

BIOTIME, INC.

By:
Name:
Title:

OPTION AGREEMENT

This Option Agreement (“Option”) is entered into as of June 6, 2013 (the “Effective Date”) by BioTime, Inc., a California corporation (the "Company"), and Anthony Low-Beer (the “Purchaser”) in connection that certain Stock and Warrant Purchase Agreement, dated June 3, 2013, between the Company and Purchaser (the “Securities Purchase Agreement”).

1.             GRANT OF OPTION.

(a)          Option.  The Company hereby grants to Purchaser the option (the “Option”), in lieu of exercising some or all of the Warrants to purchase shares of common stock of the Company issued to the Purchaser pursuant to the Securities Purchase Agreement dated as of even date herewith (the “Warrants” and the certificate representing such Warrants, the "Warrant Certificate"), to cancel each such unexercised Warrant and purchase from the Company, at the Exercise Price (as defined below) then in effect, one (1) share of Common Stock of LifeMap Sciences, Inc. (“LifeMap”) owned by BioTime, subject to adjustment as provided herein (the “LifeMap Shares”), free of any liens and charges and preemptive or similar rights.  The Option shall expire if not exercised on or before the earlier to occur of (a) 5:00 p.m. New York time on June 5, 2016 and (b) the date on which all of the Warrants (as defined below) shall have been exercised in full, or sold or transferred otherwise than in a sale or transfer described in Section 4(a) (the “Expiration Date”).

(b)          Minimum Exercise.  This Option may be exercised by Purchaser in whole or in part; provided, however, that any partial exercise of this Option shall not be for less than the lower of (i) 10,000 LifeMap Shares and (ii) all of the remaining LifeMap Shares that are issuable as of the applicable date of determination upon the exercise of the Option held by the Purchaser pursuant to the terms hereof.

2.             EXERCISE OF OPTION

(a)          Mechanics of Exercise.  Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(b) and Section 4), this Option may be exercised by the Purchaser at any time or times on or after the Effective Date, in whole or in part, subject to Section 1(b), by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), duly completed and executed by Purchaser, stating Purchaser's election to exercise this Option, the number of Warrants being cancelled upon exercise of this Option and the number of LifeMap Shares being purchased, and (ii) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of LifeMap Shares purchasable upon cancellation of one Warrant multiplied by the number of Warrants being cancelled (the "Aggregate Option Exercise Price") by wire transfer of immediately available funds, or, if the provisions of Section 2(d) are applicable, (B) by notifying the Company that the Option is being exercised pursuant to a Cashless Exercise (as defined in Section 2(d)).  The Holder shall not be required to deliver the original Warrant Certificate in order to effect an exercise hereunder.  However, once the Option has been exercised in full, following the final exercise thereof, the Holder shall promptly return the original Warrant Certificate to the Company for cancellation.  Execution and delivery of the Exercise Notice with respect to less than all of the Option shall have the same effect as cancellation of the original Warrant Certificate and issuance of a new Warrant Certificate evidencing the remaining number of Warrants (after deduction of the number of Warrants cancelled in connection with the exercise of the Option).  On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Notice to the Purchaser and the transfer agent of the LifeMap Shares (the "Transfer Agent"), if any.  On or before the third (3rd) Trading Day following the date on which the Company has received the Exercise Notice, so long as the Purchaser delivers Aggregate Option Exercise Price (or, if applicable, notice of a Cashless Exercise) on or prior to the second (2nd) Trading Day following the date on which the Company has received the Exercise Notice (the "Share Delivery Date") (provided that if the Aggregate Option Exercise Price has not been delivered by such date, the Share Delivery Date shall be one (1) Trading Day after the Aggregate Option Exercise Price is delivered), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, credit such aggregate number of LifeMap Shares to which the Purchaser is entitled pursuant to such exercise to the Purchaser's or its designee's balance account with DTC through its Deposit / Withdrawal At Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, or if there is no Transfer Agent, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in LifeMap's share in the name of the Purchaser or its designee, for the number of LifeMap Shares to which the Purchaser is entitled pursuant to such exercise.  The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the transfer of LifeMap Shares to the Purchaser via DTC, if any.  No fractional LifeMap Shares are to be issued upon the exercise of this Option, but rather the number of LifeMap Shares to be issued shall be rounded down to the nearest whole number and the Company shall refund in cash to Purchaser the portion of the Exercise Price allocable to the fraction of a LifeMap Share not issued.  The Company shall pay any and all taxes which may be payable with respect to the transfer of LifeMap Shares to the Purchaser upon exercise of this Option.

(b)          Exercise Price.  "Exercise Price" means the price payable for the purchase of each LifeMap Share upon cancellation of a Warrant in connection with exercise of this Option, which shall initially be $4.00, and shall be subject to adjustment as provided herein.

(c)          Reissue of Warrant Certificate.  Upon the exercise of this Option in part, and provided that Purchaser shall have delivered the Warrant Certificate(s) to the Company as permitted under Section 2(a), to the extent that Purchaser continues to hold any unexercised Warrants, the Company shall issue to Purchaser a replacement Warrant Certificate for the number of Warrants that remain unexercised after taking into account the partial exercise of the Option.

(d)         Cashless Exercise.  Notwithstanding anything contained herein to the contrary, if the Common Stock is then traded on an Eligible Market and a registration statement under the 1933 Act permitting the resale of the LifeMap Shares is not in effect under the 1933 Act, the Purchaser may, in its sole discretion, exercise this Option in whole or in part by electing in lieu of paying the Aggregate Option Exercise Price in cash, to receive upon such exercise the "Net Number" of LifeMap Shares determined according to the following formula (a "Cashless Exercise"):

Net Number = (A x B) - (A x C)
B

For purposes of the foregoing formula:

A= the total number of LifeMap Shares with respect to which this Option is then being exercised as stated in the Exercise Notice.

B= the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect at the time of such exercise.

In such event, a number of Warrants equal to the Warrants that would be cancelled if such exercise was effected by paying the Exercise Price in cash shall be cancelled, and the number of Warrants remaining for exercise by Purchaser shall be reduced by the number of Warrants so cancelled, and execution and delivery of the Exercise Notice with respect to less than all of the LifeMap Shares purchasable pursuant to this Option shall have the same effect as cancellation of the original Warrant Certificate and issuance of a new Warrant Certificate evidencing the remaining number of Warrants (after deduction of the number of Warrants cancelled in connection with the exercise of the Option).

(e)          Company's Failure to Timely Deliver Securities.  If the Company shall fail for any reason or for no reason to transfer to the Purchaser, or cause LifeMap to issue, on or prior to the Share Delivery Date, a certificate for the number of LifeMap Shares to which the Purchaser is entitled and cause such LifeMap Shares to be registered on LifeMap's share register or to credit the Purchaser's balance account with DTC for such number of LifeMap Shares to which the Purchaser is entitled upon the Purchaser's exercise of this Option , as applicable, then, in addition to all other remedies available to the Purchaser, the Company (X) shall pay in cash to the Purchaser on each day after such third (3rd) Trading Day that the transfer of such LifeMap Shares is not timely effected an amount equal to 1.5% of the product of (A) the sum of the number of LifeMap Shares not transferred to the Purchaser on a timely basis and to which the Purchaser is entitled and (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have transferred such LifeMap Shares to the Purchaser without violating Section 2(a), or if the LifeMap Shares are then not traded on an Eligible Market, the Exercise Price, and (Y) the Purchaser, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any Warrants cancelled in connection with such voided exercise; provided that the voiding of an exercise shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 2(e) or otherwise.  In addition to the foregoing, if on or prior to the Share Delivery Date, the Company shall fail to transfer, or cause LifeMap to issue, a certificate to the Purchaser and cause the registration of such LifeMap Shares on LifeMap's share register or credit the Purchaser's balance account with DTC for the number of shares of Common Stock to which the Purchaser is entitled upon the Purchaser's exercise hereunder or pursuant to the Company's obligation pursuant to clause (ii) below, as applicable, and if on or after such Trading Day the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of shares of Common Stock issuable upon such exercise that the Purchaser anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Purchaser's request and in the Purchaser's discretion, either (i) pay cash to the Purchaser in an amount equal to the Purchaser's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to transfer LifeMap Shares) or credit such Purchaser's balance account with DTC for such LifeMap Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Purchaser a certificate or certificates representing such shares of Common Stock or credit such Purchaser's balance account with DTC and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.  Nothing shall limit the Purchaser's right to pursue a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing LifeMap Shares (or to electronically deliver such LifeMap Shares) upon the exercise of this Option as required pursuant to the terms hereof.

(f)          Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the LifeMap Shares, the Company shall promptly transfer to the Purchaser the number of LifeMap Shares that are not disputed and resolve such dispute in accordance with Section 12.

3.             ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF LIFEMAP SHARES.  The Exercise Price and the number of LifeMap Shares purchasable hereunder shall be adjusted from time to time as follows:

(a)          Prorata Adjustments.  If LifeMap, at any time after the Effective Date, shall (A) pay a dividend in Common Stock or make a distribution in Common Stock, (B) subdivide its outstanding Common Stock, (C) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (D) reclassify or change (including a change to the right to receive, or a change into, as the case may be (other than with respect to a merger or consolidation pursuant to the exercise of appraisal rights), shares of stock, other securities, property, cash or any combination thereof) its Common Stock (including any such reclassification or change in connection with a consolidation or merger in which LifeMap is the surviving corporation), the number of LifeMap Shares purchasable hereunder upon cancellation of each Warrant in connection with the exercise of this Option immediately prior thereto shall be adjusted so that the Purchaser shall be entitled to receive from the Company the kind and number of shares of Common Stock or other securities of LifeMap or other property which the Purchaser would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been cancelled in connection with the exercise of this Option immediately prior to the happening of such event or any record date with respect thereto.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)          Options, Warrants and Rights.  If LifeMap at any time after the Effective Date, shall issue rights, options or warrants to all holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase Common Stock at a price per share which is lower at the record date mentioned below than the then Current Market Price (as defined in paragraph (d) below) per share of the Common Stock, the number of LifeMap Shares thereafter purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be determined by multiplying the number of LifeMap Shares theretofore purchasable upon cancellation of each Warrant in connection with the exercise of this Option by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase in connection with such rights, options or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate exercise price of the total number of shares of Common Stock issuable upon exercise of such rights, options or warrants would purchase at the Current Market Price per share of the Common Stock (as determined pursuant to paragraph (d) below) at such record date.  Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants

(c)          Distribution of Indebtedness or Assets.  If LifeMap at any time after the Effective Date, shall distribute to all holders of its Common Stock (including any distribution made in connection with a merger in which LifeMap is the surviving corporation) evidences of its indebtedness or assets (excluding cash, dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of LifeMap Shares thereafter purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be determined by multiplying the number of LifeMap Shares theretofore purchasable upon cancellation of each Warrant in connection with the exercise of this Option by a fraction, of which the numerator shall be the then Current Market Price per share of Common Stock (as determined pursuant to paragraph (d) below) on the date of such distribution, and of which the denominator shall be the then Current Market Price per share of Common Stock, less the then fair value (as determined in good faith by the Board of Directors of the Company whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one LifeMap Share.  Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

(d)          Current Market Price.  For the purpose of any computation under paragraphs (b) and (c) of this Section, the "Current Market Price" per share of Common Stock at any date shall be the average of the daily Closing Sale Prices for the 20 consecutive Trading Days ending one Trading Day prior to the date of such computation.  If the Current Market Price of the Common Stock cannot be so determined, the Board of Directors of the Company shall reasonably determine in good faith the Current Market Price on the basis of such quotations or other sales information as is available.

(e)          Minimum Adjustment.  No adjustment pursuant to paragraphs (b) and (c) of this Section 3 in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of LifeMap Shares purchasable upon cancellation of such Warrant; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in the determination of any subsequent adjustment.  All calculations shall be made with respect to the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option, to the nearest tenth of a share and with respect to the Exercise Price payable hereunder, to the nearest whole cent.

(f)          Adjustment of Exercise Price.  Whenever the number of LifeMap Shares purchasable upon the exercise of this Option is adjusted, as herein provided, the Exercise Price payable upon exercise of this Option shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of LifeMap Shares purchasable upon the exercise of this Option immediately prior to such adjustment, and of which the denominator shall be the number of LifeMap Shares purchasable immediately thereafter.

(g)          Distribution in Lieu of Adjustment.  No adjustment in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option need be made under paragraphs (b) and (c) of this Section 3 if the Company delivers to the Purchaser the rights options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which the Purchaser would have been entitled to receive had this Option been exercised in full prior to the happening of such event or the record date with respect thereto.  No adjustment need be made for a change in the par value of the LifeMap Shares.

(h)          Notice of Adjustment.  Whenever the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option or the Exercise Price of such LifeMap Shares is adjusted, as herein provided, the Company shall promptly, in any event within ten (10) days send to the Purchaser notice of such adjustment or adjustments.  Such notice shall set forth the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option and the Exercise Price of such LifeMap Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

(i)           No Adjustment for Dividends.  Except as provided in this Section 3, no adjustment in respect of any dividends shall be made during the term of this Option or upon the exercise of this Option.

(j)          Readjustment of Number of LifeMap Shares and Exercise Price; Certain Limitations.   If an adjustment of the number of LifeMap Shares purchasable upon cancellation of each Warrant or the Exercise Price has been made as a result of the issuance of rights, options or warrants as provided in paragraph (b), or rights, options or warrants or convertible or exchangeable securities as provided in paragraph (c), of this Section 3, upon the expiration of any such rights, options, or warrants, or conversion or exchange privileges under convertible or exchangeable securities, without exercise thereof, the Exercise Price and the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants, or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by LifeMap upon such exercise plus the aggregate consideration, if any, actually received by LifeMap for the issuance, sale or grant of all such rights, options, warrants, or conversion or exchange rights whether or not exercised.  Except as provided in this paragraph, no reduction in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option or increase in the Exercise Price shall be made as a result of the issuance or distribution of rights, options or warrants, or convertible or exchangeable securities as described in paragraphs (b) or (c) of this Section 3.

4.            RESTRICTIONS ON TRANSFER.

(a)          Transfer.  This Option is personal to the Purchaser and may not be sold, transferred or assigned, except (i) to a successor in interest of the Purchaser as a result of any consolidation of the Purchaser with or merger of the Purchaser into another Person, (ii) to another Purchaser (as defined in the Securities Purchase Agreement) or (iii) to another Person as part of a sale of all or substantially all the property of the Purchaser to such other Person.

(b)          Restrictions on Transfer of LifeMap Shares.

(i)    Any LifeMap Shares purchased by Purchaser upon the exercise of this Option, may not be sold, pledged, hypothecated, transferred or assigned, in whole or in part, unless (A) a registration statement under the 1933 Act and under any applicable state securities laws is effective therefor or (B) an exemption from such registration is then available and an opinion of counsel, reasonably acceptable to LifeMap and the Transfer Agent, if any, has been rendered stating that such sale, pledge, hypothecation, transfer or assignment will not violate the 1933 Act. Notwithstanding anything to the contrary contained herein (x) the LifeMap Shares may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the securities and no legal opinion shall be required therefor and (y) no representation, warranty, covenant or opinion shall be required for the sale, pledge, hypothecation, transfer or assignment of any LifeMap Shares if a registration statement with respect to the resale of such LifeMap Shares is effective at the time of any such sale, pledge, hypothecation, transfer or assignment.

(ii)    As a condition precedent to the registration of transfer of any certificates representing LifeMap Shares upon the exercise of this Option or transfer of LifeMap Shares, the Company and LifeMap shall be entitled to obtain a letter or other instrument from the Purchaser containing such covenants, representations or warranties by such Purchaser similar to those contained in this Section 4 as reasonably deemed necessary by the Company or LifeMap to effect compliance by the Company or LifeMap with the requirements of the 1933 Act and any other applicable federal and/or state securities laws.

(iii)    Any sale, pledge, hypothecation, transfer, or assignment of this Option or LifeMap Shares in violation of the foregoing restrictions shall be deemed null and void and of no binding effect.

(iv)    The Company will, and will request that LifeMap will, issue instructions to any Transfer Agent and registrar of the Common Stock to refuse to register the transfer of any LifeMap Shares not made pursuant to registration under the 1933 Act and applicable state securities laws, or pursuant to an available exemption from registration under the 1933 Act and applicable state securities laws.

(v)  The LifeMap Shares shall bear an appropriate legend, conspicuously disclosing the restrictions on transfer, under this Section 4, until the same are registered for sale under the 1933 Act or are transferred in a transaction exempt from registration under the 1933 Act entitling the transferee to receive securities that are not deemed to be “restricted securities” as such term is defined in Rule 144 under the 1933 Act.  The Company agrees that upon the sale of LifeMap Shares pursuant to a registration statement or an exemption entitling the transferee to receive securities that are not deemed to be “restricted securities,” or at such time as registration under the 1933 Act shall no longer be required, upon the presentation of the certificates containing such a legend to the transfer agent or warrant agent, if any, it will request removal of such legend; provided, that unless the request for removal of the legend is in connection with a sale registered under the 1933 Act, the Purchaser shall have provided an opinion of counsel, acceptable to the Company and the Transfer Agent to the effect that such legend may be removed in compliance with the 1933 Act.

(c)          Investment Representations.  Each Purchaser makes the following representations, severally and not jointly and severally, in connection with its acquisition of this Option and any LifeMap Shares upon the exercise of this Option:

(i)    Purchaser has made such investigation of LifeMap as Purchaser deemed appropriate for determining to acquire (and thereby make an investment in) this Option and LifeMap Shares, and in making such investigation Purchaser has had access to such financial and other information concerning LifeMap as Purchaser requested.  Purchaser is relying on the information communicated to Purchaser in writing by LifeMap or the Company.  Purchaser has not relied on any statement or representations inconsistent with those communicated to Purchaser in writing by LifeMap or the Company. Purchaser has had a reasonable opportunity to ask questions of and receive answers from the executive officers of LifeMap and the Company concerning LifeMap, and to obtain additional information, to the extent possessed or obtainable by LifeMap or the Company without unreasonable effort or expense, necessary to verify the information communicated or provided to Purchaser.  All such questions have been answered to Purchaser’s satisfaction.

(ii)    Purchaser is acquiring this Option and upon exercise of this Option will purchase LifeMap Shares solely for Purchaser's own account, and Purchaser has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the LifeMap Shares or this Option; provided, that this representation and warranty shall not prohibit Purchaser from selling LifeMap Shares in the ordinary course of business pursuant to a registration statement under the 1933 Act or otherwise in compliance with the 1933 Act and applicable state securities or “blue sky” laws.

(iii)   Purchaser is an “accredited investor” as defined in Rule 501 under the 1933 Act.

(iv)   Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in this Option and LifeMap Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in this Option and LifeMap Shares and, at the present time, is able to afford a complete loss of such investment.

5.             REGISTRATION RIGHTS.  The Company hereby covenants and agrees that in the event the Company receives any registration rights from LifeMap in respect of any shares of Common Stock owned by the Company, simultaneously with the exercise of any such registration rights at any time that this Option remains exercisable in whole or in part, the Company shall cause LifeMap to register all of the LifeMap Shares issuable to the Purchaser as of the applicable date of determination pursuant to the terms of this Option. The Company acknowledges and agrees that prior to excluding any LifeMap Shares from any registration statement, it shall first exclude all other shares of Common Stock owned by the Company other than any shares of Common Stock that are subject to an option provided to another Purchaser (as defined in the Securities Purchase Agreement) which shall be subject to exclusion on a pro rata basis with all other Purchasers (as defined in the Securities Purchase Agreement).  The Company shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, including, without limitation, any assignment of any registration rights with respect to the Common Stock purchasable pursuant to this Option granted to the Company under any registration rights agreement by LifeMap and the Company or under any registration statement, as Purchaser may reasonably request in order to carry out the intent and accomplish the purposes of this Section 5.

6.             NONCIRCUMVENTION.  The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, and will at all times in good faith carry out all the provisions of this Option and take all action as may be required to protect the rights of the Purchaser.  Without limiting the generality of the foregoing, the Company shall continue to hold a sufficient number of LifeMap Shares to permit Purchaser to exercise this Option in full. The Company will, and will request that LifeMap will, issue instructions to any Transfer Agent and registrar of the Common Stock to refuse to register the transfer of any LifeMap Shares in violation of the immediately preceding sentence.

7.             PURCHASER NOT DEEMED A LIFEMAP SHAREHOLDER.  The Purchaser, solely in such Person's capacity as the holder of this Option, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of LifeMap for any purpose, nor shall anything contained in this Option be construed to confer upon the Purchaser, solely in such Person's capacity as the holder of this Option, any of the rights of a shareholder of LifeMap or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the purchase of the LifeMap Shares through the due exercise of this Option.  In addition, nothing contained in this Option shall be construed as imposing any liabilities on the Purchaser to purchase any securities or as a shareholder of the Company or LifeMap (other than upon exercise of this Option), whether such liabilities are asserted by the Company or LifeMap or by their respective creditors.  Notwithstanding this Section, the Company shall provide the Purchaser with copies of such notices and other information given to the Common Stock holders of LifeMap generally, promptly after receipt thereof by the Company, unless the Company believes that such information is material, nonpublic information regarding the Company or LifeMap.

8.             NOTICES.  Any notice pursuant to this Agreement by the Purchaser to the Company shall be in writing and shall be delivered in person, or mailed first class, postage prepaid, or sent by air delivery service or by facsimile transmission (FAX) or email to the Company, at its office, Attention: Chief Financial Officer.  The address of the principal office of the Company is 1301 Harbor Bay Parkway, Alameda, California 94502; FAX (510) 521-3389; email rpeabody@biotimemail.com.  Any notice given pursuant to this Agreement by the Company to the Purchaser shall be in writing and shall be mailed first class, postage prepaid, or sent by air delivery service, or by facsimile transmission (FAX) or email or otherwise delivered to the Purchaser at the Purchaser’s address shown on the signature page of this Option.  Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

9.            AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Option may only be amended by a written instrument signed by the Company and the Purchaser.

10.          GOVERNING LAW; JURISDICTION.  This Option shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Option shall be governed by, the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.  The Company and the Purchaser hereby irrevocably submit to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York and the County of Alameda and the United States District Court for the Northern District of California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

11.          CONSTRUCTION; HEADINGS.  This Option shall be deemed to be jointly drafted by the Company and Purchaser and shall not be construed against any Person as the drafter hereof.  The headings of this Option are for convenience of reference and shall not form part of, or affect the interpretation of, this Option.

12.          DISPUTE RESOLUTION.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the LifeMap Shares purchasable upon cancellation of Warrants in connection with the exercise of this Option, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Purchaser.  If the Purchaser and the Company are unable to agree upon such determination or calculation of the Exercise Price or the LifeMap Shares within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Purchaser, then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Purchaser or (b) the disputed arithmetic calculation of the LifeMap Shares to the Company's independent, outside accountant.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Purchaser of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations.  Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13.          REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Option shall be cumulative and in addition to all other remedies available under this Option, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Purchaser to pursue actual damages for any failure by the Company to comply with the terms of this Option.

14.          SEVERABILITY.  If any provision of this Option is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Option so long as this Option as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

15.          COMPANY'S REPRESENTATIONS AND WARRANTIES.  The Company has the power and authority to execute and deliver this Option and to perform all of its obligations hereunder.  This Option has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with its terms subject to:  (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) general principles of equity.  Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of the Option or the LifeMap Shares to be integrated with prior offerings by the Company or LifeMap for purposes of registration of any of the LifeMap Shares under the 1933 Act or of any applicable shareholder approval provisions of the NYSE MKT.  There is no lawsuit, arbitration proceeding, or administrative action  or proceeding pending or threatened against the Company which questions the validity of this Option or any action taken or to be taken by the Company in connection with this Option or the transfer of the LifeMap Shares hereunder. The execution and delivery of this Option and consummation of the transactions contemplated by this Option (a) do not and will not violate any provisions of (i) any rule, regulation, statute, or law, (ii) the terms of any order, writ or decree of any court or judicial or regulatory authority or body, (iii) the Articles of Incorporation or bylaws of the Company, or (iv) the rules and regulations of the NYSE MKT applicable to the listing of the Company’s common shares, (b) will not conflict with or result in a breach of any condition or provision or constitute a default under or pursuant to the terms of any Material Contract (as defined in the Securities Purchase Agreement), and (c) will not result in the creation or imposition of any lien, charge or encumbrance upon any of the LifeMap Shares (other than pursuant to this Option) or upon any of the assets or properties of the Company.

16.          CERTAIN DEFINITIONS.  For purposes of this Option, the following terms shall have the following meanings:

(a)          "1933 Act" means the Securities Act of 1933, as amended.

(b)          "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(c)          "Attribution Parties" means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Purchaser's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Purchaser or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a “group” within the meaning of Section 13(d) of the Exchange Act and Rule 13d-5 thereunder, together with the Purchaser or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company's Common Stock would or could be aggregated with the Purchaser's and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act.  For clarity, the purpose of the foregoing is to subject collectively the Purchaser and all other Attribution Parties to the Maximum Percentage.

(d)          "Bloomberg" means Bloomberg Financial Markets.

(e)          "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(f)          "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg.  If the Company and the Purchaser are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

(g)          "Common Stock" means (i) the Common Stock, no par value per share, of LifeMap, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(h)          "Eligible Market" means the NYSE, the NYSE MKT, The NASDAQ Global Market, The NASDAQ Global Select Market, the NASDAQ Capital Market, or the OTC Bulletin Board.

(i)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)          "Expiration Date" has the meaning ascribed in Section 1, provided, that, if June 5, 2016 falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a "Holiday"), the next day that is not a Holiday shall apply.

(k)          "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(l)           "Principal Market" means the principal Eligible Market on which the Common Stock trades.

(m)          "Trading Day" means any day on which the Common Stock is traded on the Principal Market, provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Purchaser have caused this Option Agreement to be duly executed as of the Effective Date.

BIOTIME, INC.

By:	/s/ Robert W. Peabody
Name: Robert W. Peabody
Title: Sr. VP

PURCHASER

Anthony Low-Beer

By:	/s/ Anthony Low-Beer
Name: Anthony Low-Beer
Title:

EXHIBIT A

EXERCISE NOTICE
TO BE EXECUTED BY THE REGISTERED PURCHASER TO EXERCISE THIS
OPTION TO PURCHASE LIFEMAP COMMON STOCK

BIOTIME, INC.

The undersigned Purchaser hereby exercises the right to purchase _________________ shares of Common Stock ("LifeMap Shares") of LifeMap Sciences, Inc., a California corporation, held by BioTime, Inc. (the "Company"), pursuant to the attached Option Agreement and:

Check One:

___            A.  Tenders herewith payment of the Aggregate Option Exercise Price in full in the form of a bank wire transfer to the account of the Company in the amount of $______________;

or

___            B.  Hereby cancels that number of Warrants required to be cancelled in lieu of cash in a Cashless Exercise pursuant to Section 2(d) of the Option Agreement.

Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Option Agreement.

Date: _______________ __, ______

Name of Registered Purchaser

By:
Name:
Title:

[NOTE:  The above signature should correspond exactly with the name of the Purchaser in the Option Agreement]

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [Transfer Agent] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated   from the Company and acknowledged and agreed to by [Transfer Agent].

BIOTIME, INC.

By:
Name:
Title: